UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CREDIT SUISSE COMMODITY STRATEGY FUNDS CREDIT SUISSE OPPORTUNITY FUNDS CREDIT SUISSE TRUST CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC. CREDIT SUISSE HIGH YIELD BOND FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CREDIT SUISSE COMMODITY STRATEGY FUNDS

Credit Suisse Commodity Return Strategy Fund

CREDIT SUISSE OPPORTUNITY FUNDS

Credit Suisse Floating Rate High Income Fund
Credit Suisse Strategic Income Fund
Credit Suisse Managed Futures Strategy Fund

Credit Suisse Multialternative Strategy Fund

CREDIT SUISSE TRUST
Commodity Return Strategy Portfolio

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

CREDIT SUISSE HIGH YIELD BOND FUND

Eleven Madison Avenue

New York, New York 10010

June [•], 2023

Dear Shareholder:

A joint special meeting of shareholders of the funds listed above (each, a “Fund”) will be held at the offices of the Funds, Eleven Madison Avenue, [Floor 2B], New York, New York 10010, on Thursday, August 24, 2023 at 4 p.m., Eastern Time, to vote on the proposals listed in the enclosed Joint Proxy Statement.

On June 12, 2023, Credit Suisse Group AG (“CS Group”) merged with and into UBS Group AG, a global financial services company (“UBS Group”), with UBS Group remaining as the surviving company (the “Transaction”). CS Group was the ultimate parent company of the Funds’ investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and sub-adviser, Credit Suisse Asset Management Limited (“Credit Suisse UK”), as applicable. Even though there will be no change in the portfolio managers or the investment strategies of your Fund, the closing of the Transaction may be deemed to have caused a technical termination of the Funds’ investment advisory agreements with Credit Suisse, as well as the sub-advisory agreement between Credit Suisse and Credit Suisse UK with respect to Credit Suisse Strategic Income Fund. As explained in more detail in the enclosed Joint Proxy Statement, it is expected that the investment advisory services that Credit Suisse and Credit Suisse UK provide to the Funds will be transitioned (through merger of entities or transfer of services) to asset management affiliates of UBS Group within one year of the closing of the Transaction, subject to any approvals deemed necessary. However, such changes have not yet been finalized.

Assuming the closing of the Transaction is deemed to result in the termination of the Funds’ investment advisory and sub-advisory agreements, in order for Credit Suisse and Credit Suisse UK to continue to manage your Fund until the Funds’ investment advisory services are transitioned, we are asking the shareholders of each Fund to approve a new investment agreement with Credit Suisse and the shareholders of the Credit Suisse Strategic Income Fund to approve a new sub-advisory agreement between Credit Suisse and Credit Suisse UK. It is important to note that your Fund’s advisory fee rate under its new agreement will remain the same, each open-end Fund’s contractual limitations on total expenses are expected to continue under its new agreement, and the Transaction is not expected to result in any immediate change in the portfolio managers or investment strategies of your Fund.

Before you vote, we encourage you to read the full text of the enclosed Joint Proxy Statement for an explanation of each of the proposals and information regarding important recent developments affecting the Funds.

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Your vote on these matters is important. Even if you plan to attend and vote at the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card and returning it in the accompanying postage-paid return envelope. In order to ensure that shares will be voted in accordance with your instructions, please submit your proxy promptly.

If you have any questions about the proposals to be voted on, please call AST Fund Solutions, LLC at 877-674-6273.

By Order of each Board,

/s/ Karen Regan
Karen Regan
Secretary of the Funds
June [•], 2023
New York, New York

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IMPORTANT INFORMATION
FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Joint Proxy Statement, for your convenience, we have provided a brief overview of the proposals to be voted on.

Questions and Answers

Q.	Why am I receiving this joint proxy statement?

A.	A joint special meeting of the funds listed below (each, a “Fund” and collectively, the “Funds”) will be held on Thursday, August 24, 2023 at 4 p.m., Eastern Time. You have received this letter because you were a shareholder of record of one of the Funds:

Credit Suisse Commodity Return Strategy Fund, a series of Credit Suisse Commodity Strategy Funds

Credit Suisse Floating Rate High Income Fund, a series of Credit Suisse Opportunity Funds

Credit Suisse Strategic Income Fund, a series of Credit Suisse Opportunity Funds

Credit Suisse Managed Futures Strategy Fund, a series of Credit Suisse Opportunity Funds

Credit Suisse Multialternative Strategy Fund, a series of Credit Suisse Opportunity Funds

Commodity Return Strategy Portfolio, a series of Credit Suisse Trust

Credit Suisse Asset Management Income Fund, Inc.

Credit Suisse High Yield Bond Fund

The enclosed joint proxy statement describes a proposal to approve a new investment advisory agreement between your Fund and Credit Suisse Asset Management, LLC (“Credit Suisse”) and, solely with respect Credit Suisse Strategic Income Fund (the “Strategic Income Fund”), a proposal to approve a new sub-advisory agreement between Credit Suisse and Credit Suisse Asset Management Limited (“Credit Suisse UK”) with respect to such Fund.

Q.	Who is asking for my vote?

A.	The Board of Directors or Board of Trustees (each, a “Board” and collectively, the “Boards”), as applicable, of your Fund is asking you to vote at the meeting on the proposal(s) applicable to your Fund. Each Fund’s Board approved the Fund’s new investment advisory agreement and, in the case of the Strategic Income Fund, the new sub-advisory agreement with respect to such Fund. Each Fund’s Board also voted to submit each new agreement to be voted upon by shareholders of the applicable Fund.

Q.	What am I being asked to vote “FOR” in this proxy?

A.	You are being asked to vote in favor of a proposal to approve the new investment advisory agreement for your Fund. In addition, if you are a shareholder of the Strategic Income Fund, you are being asked to approve a new sub-advisory agreement between Credit Suisse and Credit Suisse UK.

Q.	Why am I being asked to vote on new investment advisory and new sub-advisory agreements?

A.	You are being asked to approve a new investment advisory agreement and, in the case of the Strategic Income Fund, a new sub-advisory agreement for your Fund as a result of recent events involving Credit Suisse Group AG (“CS Group”). On June 12, 2023 (the “Closing Date”), CS Group merged with and into UBS Group AG, a global financial services company (“UBS Group”), with UBS Group remaining as the surviving company (the “Transaction”), pursuant to a definitive merger agreement signed on March 19, 2023. Immediately prior to the Closing Date, CS Group was the ultimate parent company of Credit Suisse and Credit Suisse UK.

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Each Fund was party to an investment advisory agreement with Credit Suisse and Credit Suisse was party to a sub-advisory agreement with Credit Suisse UK with respect to the Strategic Income Fund, each of which may be deemed to have terminated under applicable law in connection with the closing of the Transaction. As explained in more detail below and in the enclosed Joint Proxy Statement, it is expected that the investment advisory services that Credit Suisse and Credit Suisse UK provide to the Funds will be transitioned (through merger of entities or transfer of services) to asset management affiliates of UBS Group within one year of the closing of the Transaction, subject to any approvals deemed necessary (the “UBS Transition”). However, such changes have not yet been finalized.

Assuming the closing of the Transaction is deemed to result in the termination of the Funds’ investment advisory and sub-advisory agreements, in order for Credit Suisse and Credit Suisse UK to continue to manage your Fund until the Funds’ investment advisory services are transitioned, your Fund requires your approval of a new investment advisory agreement with Credit Suisse and, in the case of the Strategic Income Fund, a new sub-advisory agreement between Credit Suisse and Credit Suisse UK.

Q.	What else is happening with Credit Suisse and the Funds?

A.	On June 7, 2023, Credit Suisse, Credit Suisse UK and certain of their affiliates filed an application for a waiver from the prohibitions under Section 9(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), in connection with a consent order and final judgment (“Consent Judgment”) filed in New Jersey Superior Court, which was entered against certain of Credit Suisse’s affiliates. The Consent Judgment did not involve any of the Funds or the services that Credit Suisse, Credit Suisse UK and their affiliates provided to the Funds. As further described in the enclosed Joint Proxy Statement, as a result of the Consent Judgment, Credit Suisse and Credit Suisse UK could be disqualified from providing investment advisory services to the Funds without such a waiver, even though they did not engage in the conduct underlying the Consent Judgment, due to the broad scope of Section 9 of the 1940 Act. Upon learning of the terms of the Consent Judgment and the potential consequences thereof under Section 9(a), Credit Suisse promptly contacted the Boards and the Staff of the Commission, including with respect to Credit Suisse’s view (as supported by outside counsel to the Funds) that the Consent Judgment was not disqualifying.

The Securities and Exchange Commission (the “Commission”) granted a temporary waiver on June 7, 2023 to Credit Suisse, Credit Suisse UK and their affiliates, as well as to UBS Group and its affiliates (“UBS”), effective upon the Closing Date. Credit Suisse, Credit Suisse UK and certain of their affiliates also applied for (i) a time-limited exemption from Section 9(a) (the “Time-Limited Exemption”), which, if granted, would enable Credit Suisse and Credit Suisse UK to provide investment advisory services to the Funds until the 12-month anniversary of the Closing Date (by which point it is currently anticipated that such services will be transitioned to one or more UBS asset management affiliates), and (ii) a permanent exemption from Section 9(a) for UBS (together with the Time-Limited Exemption, the “Permanent Order”). The Commission has not yet taken final action on the application for the Permanent Order.

Following the expiration of the Time-Limited Exemption, it is expected that Credit Suisse and Credit Suisse UK will be disqualified from providing investment advisory services to the Funds; accordingly, subject to any approvals deemed to be necessary, the Funds’ investment advisory services are expected to undergo the UBS Transition prior to the expiration of the Time-Limited Exemption. However, such changes have not yet been finalized.

Q.	How do the new investment advisory agreement and new sub-advisory agreement, as applicable, differ from my Fund’s current agreement(s)?

A.	The new agreements will be substantially identical to the current agreements, except for the dates of execution, effectiveness and termination and certain non-material changes.

Q.	Will my Fund’s contractual advisory fee rates go up?

A.	No. Your Fund’s contractual advisory fee rates will not change as a result of the new agreements. In addition, the contractual expense limitation agreements limiting each Open-End Fund’s total net expenses are expected to continue under the new agreements.

Q.	Will the new investment advisory and sub-advisory agreements result in any changes in the portfolio management, investment objective or investment strategy of my Fund?

A.	No immediate changes to the portfolio managers of your Fund or to your Fund’s investment objective or investment strategy are currently anticipated in connection with the new agreements.

However, it is currently anticipated that, subject to any approvals that are deemed to be required, the investment advisory services provided by Credit Suisse and, in the case of the Strategic Income Fund, Credit Suisse UK, will be transitioned in accordance with the UBS Transition. Credit Suisse and Credit Suisse UK, as applicable, expect to continue to provide investment advisory services to the Funds, subject to shareholder approval of the new agreements.

Q.	What happens if new investment advisory and sub-advisory agreements are not approved for my Fund?

A.	Prior to the closing of the Transaction, the Board of your Fund approved an interim investment advisory agreement and, in the case of the Strategic Income Fund, an interim sub-advisory agreement. The interim agreements did not require shareholder approval and took effect upon the Closing Date, at which point your Fund’s prior investment advisory agreement and sub-advisory agreement, as applicable, may be deemed to have terminated. Each interim agreement will terminate upon the earlier of shareholder approval of the corresponding new agreement or 150 days following the Closing Date. The terms of the interim agreements are substantially identical to those of the prior agreements except for the term, termination and escrow provisions required by applicable law and certain non-material changes. During the period that each interim agreement is in effect, Credit Suisse’s advisory fees and Credit Suisse UK’s sub-advisory fees will be held in an escrow account, pursuant to Rule 15a-4 under the 1940 Act.

If shareholders of your Fund do not approve a new investment advisory agreement and/or a new sub-advisory agreement, as applicable, for your Fund, Credit Suisse and Credit Suisse UK, as applicable, will not be able to provide investment advisory services to your Fund following the expiration of the 150-day period following the closing of the Transaction, which will occur on November 9, 2023. If shareholders of your Fund do not approve a new investment advisory agreement and/or new sub-advisory agreement, as applicable, for your Fund, your Fund may be forced to liquidate.

Your vote is necessary to ensure that Credit Suisse can continue to manage your Fund until the UBS Transition is completed, as discussed above.

Q.	Will there be any changes to my Fund’s custodian or other service providers as a result of the Transaction?

A.	No changes are being proposed to each Fund’s custodian, administrator or co-administrator, distributor and transfer agent, as applicable, at this time; however, it is expected that, subject to Board approval, one or more service providers may change prior to the expiration of the one-year period following the closing date of the Transaction in connection with the UBS Transition.

Q.	Is my Fund paying for this proxy statement?

A.	No. All costs of the proxy and the shareholder meetings, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, will be borne by Credit Suisse.

Q.	Will my vote make a difference?

A.	Yes. Your vote is needed to ensure that the proposals for your Fund can be acted upon. Your Fund’s Board encourages you to participate in the governance of your Fund.

Q.	How do I vote my shares?

A.	You may vote your shares in one of four ways:

•	By telephone: Call the toll-free number printed on the enclosed proxy card(s) and follow the directions.

•	By Internet: Access the website address printed on the enclosed proxy card(s) and follow the directions on the website.

•	By mail: Complete, sign and date the proxy card(s) you received and return in the self-addressed, postage-paid envelope.

•	At the meeting: Vote your shares at the meeting scheduled to be held on August 24, 2023 at 4 p.m. (Eastern time). Please see the Question and Answer below regarding the location of the meeting.

Q.	When and where is the meeting scheduled to be held?

A.	The meeting will be held at the offices of the Funds, Eleven Madison Avenue, [Floor 2B], New York, New York 10010, on Thursday, August 24, 2023 at 4 p.m., Eastern Time.

Q.	Why might I receive more than one proxy card?

A.	If you own shares in more than one Fund on June 23, 2023, the record date for the meeting, you may receive more than one proxy card. Even if you plan to attend the meeting, please sign, date and return EACH proxy card you receive, or if you provide voting instructions by telephone or over the Internet, please vote on the proposal with respect to EACH Fund you own.

Q.	Whom do I call if I have question about voting my proxy?

A.	If you need more information, or have any questions about voting, please call the Funds’ proxy solicitor, AST Fund Solutions, LLC at 877-674-6273.

Q.	Will anyone contact me?

A.	You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, and no matter how large or small your holdings may be, we urge you to indicate your voting instructions on the proxy card, if received by mail, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each of the applicable proposals. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

PRELIMINARY COPY – SUBJECT TO COMPLETION

CREDIT SUISSE COMMODITY STRATEGY FUNDS

Credit Suisse Commodity Return Strategy Fund

CREDIT SUISSE OPPORTUNITY FUNDS

Credit Suisse Floating Rate High Income Fund
Credit Suisse Strategic Income Fund
Credit Suisse Managed Futures Strategy Fund

Credit Suisse Multialternative Strategy Fund

CREDIT SUISSE TRUST
Commodity Return Strategy Portfolio

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

CREDIT SUISSE HIGH YIELD BOND FUND

Eleven Madison Avenue, New York, New York 10010

NOTICE OF JOINT SPECIAL MEETING OF
SHAREHOLDERS

To be held on August 24, 2023

To the Shareholders of the funds listed below (each, a “Fund” and collectively, the “Funds”):

Credit Suisse Commodity Return Strategy Fund, a series of Credit Suisse Commodity Strategy Funds

Credit Suisse Floating Rate High Income Fund, a series of Credit Suisse Opportunity Funds

Credit Suisse Strategic Income Fund, a series of Credit Suisse Opportunity Funds

Credit Suisse Managed Futures Strategy Fund, a series of Credit Suisse Opportunity Funds

Credit Suisse Multialternative Strategy Fund, a series of Credit Suisse Opportunity Funds

Commodity Return Strategy Portfolio, a series of Credit Suisse Trust

Credit Suisse Asset Management Income Fund, Inc.

Credit Suisse High Yield Bond Fund

Notice is hereby given that a Joint Special Meeting of Shareholders of each Fund (the “Meeting”) will be held at the offices of the Funds, Eleven Madison Avenue, [Floor 2B], New York, New York 10010, on Thursday, August 24, 2023 at 4 p.m., Eastern Time for the following purposes, which are described in the accompanying Joint Proxy Statement dated June [•], 2023:

Proposal	Shareholders Entitled to Vote

Proposal 1: To consider and approve a new investment advisory agreement between each Fund and Credit Suisse Asset Management, LLC	Shareholders of each Fund, voting separately

Proposal 2: To consider and approve a new sub-advisory agreement between Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Limited	Shareholders of Credit Suisse Strategic Income Fund only

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Proposal 2, which is limited to Credit Suisse Strategic Income Fund (the “Strategic Income Fund”), is contingent upon approval of Proposal 1 by shareholders of the Strategic Income Fund. If the shareholders of the Strategic Income Fund do not approve Proposal 1, then Proposal 2 will be deemed null and the Board (as defined below) of that Fund will then consider whether other actions, if any, are warranted.

Each of Credit Suisse Commodity Strategy Funds, a Delaware statutory trust, Credit Suisse Opportunity Funds, a Delaware statutory trust, and Credit Suisse Trust, a Massachusetts business trust, is a registered open-end management investment company and is comprised of one or more series (each such series, an “Open-End Fund”). Each of Credit Suisse Asset Management Income Fund, Inc., a Maryland corporation, and Credit Suisse High Yield Bond Fund, a Delaware statutory trust, is a registered closed-end management investment company (each, a “Closed-End Fund”).

As explained in more detail in the enclosed proxy statement, on June 12, 2023, Credit Suisse Group AG (“CS Group”), merged with and into UBS Group AG, a global financial services company (“UBS Group”), with UBS Group remaining as the surviving company (the “Transaction”). Immediately prior to the Transaction, CS Group was the ultimate parent company of Credit Suisse Asset Management, LLC (“Credit Suisse” or the “Manager”), the Funds’ investment adviser, and Credit Suisse Asset Management Limited (“Credit Suisse UK”), the sub-adviser to the Strategic Income Fund. Even though there will be no change in the portfolio managers or the investment strategies of your Fund, the closing of the Transaction may be deemed to have caused a technical termination of the Funds’ investment advisory agreements with Credit Suisse and Credit Suisse UK with respect to the Strategic Income Fund. As explained in more detail in the enclosed Joint Proxy Statement, it is expected that the investment advisory services that Credit Suisse and Credit Suisse UK provide to the Funds will be transitioned (through merger of entities or transfer of services) to asset management affiliates of UBS Group within one year of the closing of the Transaction, subject to any approvals deemed necessary. However, such changes have not yet been finalized. Assuming the closing of the Transaction is deemed to result in the termination of the Funds’ investment advisory and sub-advisory agreements, in order for Credit Suisse and Credit Suisse UK to continue to manage your Fund until the Funds’ investment advisory services are transitioned, we are asking: (i) shareholders of each Fund to approve a new investment advisory agreement with Credit Suisse; and (ii) shareholders of the Strategic Income Fund to approve a new sub-advisory agreement between Credit Suisse and Credit Suisse UK. It is important to note that the investment advisory fee rates of the Funds will not change under the new agreements, and no immediate changes to the Funds’ investment strategies or portfolio managers are currently anticipated in connection with the Transaction.

The close of business on June 23, 2023 has been fixed as the record date (“Record Date”) with respect to each Fund for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of each Fund’s Board of Directors or Board of Trustees, as applicable (each, a “Board”). Each shareholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed proxy card. As a registered shareholder, you may also vote your proxy electronically by telephone or over the Internet by following the instructions included with your proxy card. Shareholders may make inquiries about this proxy card by telephone at (877)674-6273. Shareholders who hold shares through a bank or other intermediary, shareholders who are the holders of a variable annuity contract or variable life insurance policy or shareholders who are participants in certain tax qualified pension and retirement plans (as discussed below), should consult their bank or intermediary, their participating insurance company or their participating qualified plan regarding their ability to revoke voting instructions after such instructions have been provided. A previously submitted proxy card can be revoked by mail (addressed to the Secretary of the applicable Fund, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, [Floor 2B], New York, New York 10010), voting again through the toll-free number or the Internet address listed in the proxy card, or at the Meeting by executing a superseding proxy card or by submitting a notice of revocation. Merely attending the Meeting, however, will not revoke any previously submitted proxy card.

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Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on Thursday, August 24, 2023. The Joint Proxy Statement is available on the internet at: www.credit-suisse.com/us/funds.

By Order of each Board,

/s/Karen Regan
Karen Regan
Secretary of the Funds
June [•], 2023
New York, New York

YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed proxy card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please mark and mail your proxy card promptly in order to save the Funds any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

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TABLE OF CONTENTS

Page

INTRODUCTION	1

PROPOSAL 1 AND PROPOSAL 2: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT WITH CREDIT SUISSE AND, WITH RESPECT TO THE STRATEGIC INCOME FUND ONLY, APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN CREDIT SUISSE AND CREDIT SUISSE UK	3

Summary	3
Background	4
Comparison of the Prior Advisory Agreements and the New Advisory Agreements	6
Board Review and Approval of the New Advisory Agreements	7

ADDITIONAL INFORMATION	11

Proxy Voting and Shareholder Meeting	11
Shareholders Sharing the Same Address	13
Share and Class Information	13
Ownership Information	13
Aggregate Fees and Brokerage Commissions	13
Information About the Funds’ Investment Manager, Sub-Adviser, Co-Administrator/Administrator and Distributor	13
Delaware Statutory Trust Act — Control Share Acquisitions of DHY	14
Submission of Proposals for Next Meeting of Shareholders	14
Other Matters	15
Reports to Shareholders	15

APPENDIX A Outstanding Voting Shares	A-1

APPENDIX B Shareholder Approval of the Prior Advisory Agreements	B-1

APPENDIX C New Investment Advisory Agreement for the Open-End Funds	C-1

APPENDIX D New Investment Advisory Agreement for CIK	D-1

APPENDIX E New Investment Advisory Agreement for DHY	E-1

APPENDIX F New Sub-Advisory Agreement for the Strategic Income Fund	F-1

APPENDIX G Advisory and Sub-Advisory Fee Rates Under Prior Advisory Agreements	G-1

APPENDIX H 5% Share Ownership	H-1

APPENDIX I Equity Securities Owned by Directors/Trustees and Executive Officers	I-1

APPENDIX J Fees Paid to the Manager, Credit Suisse UK and CSSU	J-1

APPENDIX K Principal Executive Officers and Directors of Credit Suisse and Credit Suisse UK	K-1

PRELIMINARY COPY – SUBJECT TO COMPLETION

JOINT PROXY STATEMENT

CREDIT SUISSE COMMODITY STRATEGY FUNDS

Credit Suisse Commodity Return Strategy Fund

CREDIT SUISSE OPPORTUNITY FUNDS

Credit Suisse Floating Rate High Income Fund
Credit Suisse Strategic Income Fund
Credit Suisse Managed Futures Strategy Fund
Credit Suisse Multialternative Strategy Fund

CREDIT SUISSE TRUST
Commodity Return Strategy Portfolio

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

CREDIT SUISSE HIGH YIELD BOND FUND

Eleven Madison Avenue
New York, New York 10010

JOINT SPECIAL MEETING OF SHAREHOLDERS

To be held on August 24, 2023

INTRODUCTION

This joint proxy statement (the “Joint Proxy Statement”) is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees or Board of Directors, as applicable (each, a “Board” and collectively, the “Boards”), of each of Credit Suisse Commodity Strategy Funds, Credit Suisse Opportunity Funds, Credit Suisse Trust, Credit Suisse Asset Management Income Fund, Inc. and Credit Suisse High Yield Bond Fund in connection with the joint special meeting (the “Meeting”) of shareholders of the funds listed below (each, a “Fund” and collectively, the “Funds”), and at any and all adjournments, postponements or delays thereof:

Credit Suisse Commodity Return Strategy Fund, a series of Credit Suisse Commodity Strategy Funds

Credit Suisse Floating Rate High Income Fund, a series of Credit Suisse Opportunity Funds

Credit Suisse Strategic Income Fund, a series of Credit Suisse Opportunity Funds

Credit Suisse Managed Futures Strategy Fund, a series of Credit Suisse Opportunity Funds

Credit Suisse Multialternative Strategy Fund, a series of Credit Suisse Opportunity Funds

Commodity Return Strategy Portfolio, a series of Credit Suisse Trust

Credit Suisse Asset Management Income Fund, Inc.

Credit Suisse High Yield Bond Fund

The Meeting was called for the purpose of voting on the following proposals (each, a “Proposal” and collectively, the “Proposals”), each as further described in this Joint Proxy Statement:

Proposal	Shareholders Entitled to Vote

Proposal 1: To consider and approve a new investment advisory agreement between each Fund and Credit Suisse Asset Management, LLC	Shareholders of each Fund, voting separately

Proposal 2: To consider and approve a new sub-advisory agreement between Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Limited	Shareholders of Credit Suisse Strategic Income Fund only

Proposal 2, which is limited to Credit Suisse Strategic Income Fund (the “Strategic Income Fund”), is contingent upon approval of Proposal 1 by shareholders of the Strategic Income Fund. If the shareholders of the Strategic Income Fund do not approve Proposal 1, then Proposal 2 will be deemed null and the Board of that Fund will then consider whether other actions, if any, are warranted. Credit Suisse Asset Management Limited (“Credit Suisse UK” or the “Sub-Advisor”), an affiliate of Credit Suisse (as defined below), acts as the sub-adviser to the Strategic Income Fund.

The Notice of Joint Special Meeting, Joint Proxy Statement and proxy card are being mailed to shareholders on or about [•], 2023.

The Meeting will be held at the offices of the Funds, Eleven Madison Avenue, [Floor 2B], New York, New York 10010, on Thursday, August 24, 2023 at 4 p.m., Eastern Time. The close of business on June 23, 2023 has been fixed as the record date (“Record Date”) with respect to each Fund for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. A table of the outstanding voting shares of the Funds as of the Record Date is presented in Appendix A. Each share is entitled to one vote (a fractional share is entitled to a fractional vote).

Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone or personal interviews conducted by officers or employees of each Fund; Credit Suisse Asset Management, LLC (“Credit Suisse” or the “Manager”), the investment adviser to the Funds and co-administrator with respect to the Open-End Funds (as defined below); or AST Fund Solutions, LLC, a professional proxy solicitation firm that has been retained by the Manager to assist with the distribution of proxy materials and the solicitation and tabulation of proxies at an aggregate cost of approximately $164,000 plus all reasonable out of pocket expenses incurred on behalf of each Fund. The solicitation cost will be borne by Credit Suisse.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the proxy card. If no instructions are marked on the proxy card, the proxy card will be voted “FOR” each applicable proposal presented for approval at the Meeting and will be voted on any matters that may properly come before the Meeting in accordance with the judgment of the persons named in the proxy card. A previously submitted proxy card can be revoked by mail (addressed to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 9th Floor, New York, New York 10010), voting again through the toll-free number or the Internet address listed in the proxy card, or at the Meeting by executing a superseding proxy card or by submitting a notice of revocation. Merely attending the Meeting, however, will not revoke any previously submitted proxy card.

Each of Credit Suisse Commodity Strategy Funds (“CS Commodity Strategy Funds”), a Delaware statutory trust, Credit Suisse Opportunity Funds (“CS Opportunity Funds”), a Delaware statutory trust, and Credit Suisse Trust (“CS Trust” and collectively with CS Commodity Strategy Funds and CS Opportunity Funds, the “Trusts”), a Massachusetts business trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and comprises one or more series (each such series, an “Open-End Fund”). For purposes of this Joint Proxy Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in an Open-End Fund) also includes holders of variable annuity contracts and variable life insurance policies and participants in certain tax qualified pension and retirement plans.

Each of Credit Suisse Asset Management Income Fund, Inc. (“CIK”), a Maryland corporation, and Credit Suisse High Yield Bond Fund (“DHY”), a Delaware statutory trust, is registered as a closed-end management investment company under the 1940 Act (each, a “Closed-End Fund”). The shares of common stock or common shares of beneficial interest, as applicable (“Common Shares”), of each of CIK and DHY are listed on the NYSE American.

PROPOSAL 1 AND PROPOSAL 2:

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT WITH CREDIT SUISSE AND, WITH RESPECT TO THE STRATEGIC INCOME FUND ONLY, APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN CREDIT SUISSE AND CREDIT SUISSE UK

Summary

You are being asked to approve a new investment advisory agreement and, in the case of the Strategic Income Fund, a new sub-advisory agreement for your Fund as a result of recent events involving Credit Suisse Group AG (“CS Group”). On June 12, 2023 (the “Closing Date”), CS Group merged with and into UBS Group AG, a global financial services company (“UBS Group”), with UBS Group remaining as the surviving company (the “Transaction”), pursuant to a definitive merger agreement signed on March 19, 2023. The Transaction has important ramifications for your Fund. Namely, each Fund’s Prior Advisory Agreement(s) (as defined below), which the Fund’s Board last approved in November 2022, may be deemed to have terminated under applicable law in connection with the closing of the Transaction.

Prior to the Closing Date, each Board met to approve each Fund’s New Advisory Agreement(s) and Interim Advisory Agreement(s) (each as defined below). The Interim Advisory Agreements, which took effect on the Closing Date, permit the Manager and Credit Suisse UK to continue to provide investment advisory services to the Funds until the Funds obtain shareholder approval of the New Advisory Agreements, for a period of up to 150 days following the Closing Date.

In addition, on June 7, 2023, the Manager, Credit Suisse UK and certain of their affiliates filed an application for a waiver from the prohibitions under Section 9(a) of the 1940 Act in connection with the Consent Judgment (as defined below) which was entered against certain of Credit Suisse’s affiliates, but did not involve any of the Funds or the services that Credit Suisse, Credit Suisse UK and their affiliates provided to the Funds. As further described below, as a result of the Consent Judgment, the Manager and Credit Suisse UK could be disqualified from providing investment advisory services to the Funds without such a waiver, even though they did not engage in the conduct underlying the Consent Judgment, due to the broad scope of Section 9 of the 1940 Act. The Securities and Exchange Commission (the “Commission”) granted a temporary waiver on June 7, 2023 to the Manager, Credit Suisse UK and their affiliates, as well as to UBS Group and its affiliates (“UBS”), effective upon the Closing Date. The Manager, Credit Suisse UK and certain of their affiliates also applied for the Time Limited-Exemption (as defined below), which, if granted, would permit the Manager and Credit Suisse UK to provide investment advisory services to the Funds for a period of 12 months following the Closing Date. Following the expiration of the Time-Limited Exemption, it is expected that the Manager and Credit Suisse UK will be disqualified from providing investment advisory services to the Funds; accordingly, subject to any approvals deemed to be necessary, the Funds’ investment advisory services are expected to be transitioned (through merger of entities or transfer of services) to asset management affiliates of UBS Group prior to the expiration of the Time-Limited Exemption.

It is important to note that, while the Funds’ investment adviser and sub-adviser, as applicable, are expected to ultimately change as a result of the Transaction and the Time-Limited Exemption, such changes have not been finalized as of the date of this Joint Proxy Statement. Shareholder approval of Proposal 1 and Proposal 2, as applicable, is necessary for your Fund to continue to receive investment advisory services from the Manager and Credit Suisse UK, as applicable, for the entirety of the Time-Limited Exemption during which changes to the Funds’ investment adviser and sub-adviser, as applicable, as well as any changes to the Funds’ other service providers, will be finalized. The investment advisory fee rates of the Funds will not change under the New Advisory Agreements, and no immediate changes to the Funds’ investment strategies or portfolio managers are currently anticipated in connection with the Transaction.

The foregoing summary is intended to provide a brief overview of the discussion of Proposal 1 and Proposal 2 that follows and is qualified in its entirety by such discussion.

Background

Prior Agreements

The Trusts were party, on behalf of their respective Open-End Funds, to an Amended and Restated Investment Management Agreement, dated November 16, 2016, as further amended on May 25, 2021, with Credit Suisse (the “Prior Open-End Fund Investment Advisory Agreement”). CIK was party to an Amended and Restated Investment Management Agreement, dated November 15, 2016, as further amended on May 25, 2021, with Credit Suisse (the “Prior CIK Investment Advisory Agreement”). DHY was party to an Amended and Restated Investment Management Agreement, dated November 15, 2016, as further amended on May 25, 2021, with Credit Suisse (the “Prior DHY Investment Advisory Agreement” and collectively with the Prior Open-End Fund Investment Advisory Agreement and the Prior CIK Investment Advisory Agreement, the “Prior Investment Advisory Agreements”). Credit Suisse and Credit Suisse UK were party to a Sub-Advisory Agreement, dated August 14, 2012 with respect to the Strategic Income Fund (the “Prior Sub-Advisory Agreement” and together with the Prior Investment Advisory Agreements, the “Prior Advisory Agreements”). Each Prior Advisory Agreement was last approved by the respective Board, including a majority of the Independent Board Members, at a meeting held on November 14-15, 2022 (the “November 2022 15(c) Meeting”). The date of each Prior Advisory Agreement’s most recent shareholder approval is set out in Appendix B.

As noted above, the closing of the Transaction may be deemed to have caused the Prior Advisory Agreements to terminate.

Interim Agreements

Rule 15a-4 under the 1940 Act permits a person to act as an investment adviser to a registered investment company under an interim advisory agreement that has not been approved by the company’s shareholders for a period of 150 days following the date on which the previous agreement was deemed to terminate (in this case, the Closing Date), subject to the requirements set forth in the rule set out below. At the May 2023 Board Meeting (as defined below), each Fund’s Board, including a majority of the Directors/Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the applicable New Advisory Agreement (collectively, the “Independent Board Members”), unanimously approved an interim investment advisory agreement with the Manager (each, an “Interim Investment Advisory Agreement”), and the Board of the Strategic Income Fund unanimously approved an interim sub-advisory agreement between the Manager and Credit Suisse UK with respect to such Fund (the “Interim Sub-Advisory Agreement” and together with the Interim Investment Advisory Agreements, the “Interim Advisory Agreements”), in each case on substantially similar terms as the Prior Advisory Agreements and in accordance with Rule 15a-4. The Interim Advisory Agreements went into effect on the Closing Date. The Interim Advisory Agreements are not subject to shareholder approval, and you are not being asked to approve these agreements.

The requirements of Rule 15a-4 differ depending on the particular event that triggered the termination of the previous advisory agreement. With respect to the Transaction, the Interim Advisory Agreement(s) for each Fund must satisfy the following criteria, among others: (i) the compensation under the applicable Interim Advisory Agreement may be no greater than the Manager’s or Credit Suisse UK’s compensation under the respective Prior Advisory Agreement; (ii) the applicable Board, including a majority of the Independent Board Members, must vote in person to approve the applicable Interim Advisory Agreement and determine that the scope and quality of services to be provided to the applicable Fund under the applicable Interim Advisory Agreement will be at least equivalent to the scope and quality of services provided under the respective Prior Advisory Agreement; (iii) the applicable Board or a majority of the applicable Fund’s shareholders must be permitted to terminate the applicable Interim Advisory Agreement at any time, without the payment of any penalty, on not more than 10 days’ notice; (iv) the applicable Interim Advisory Agreement must contain substantially similar terms and conditions as the respective Prior Advisory Agreement; and (v) amounts payable under the applicable Interim Advisory Agreement must be held in escrow until the shareholders have approved the corresponding New Advisory Agreement and thereafter must be paid out in accordance with Rule 15a-4.

New Agreements

To ensure that Credit Suisse and Credit Suisse UK, as applicable, can continue to provide investment advisory services to the Funds and that each Fund’s operations continue uninterrupted following the expiration of the 150-day term of its Interim Advisory Agreement(s) until the changes to the Fund’s investment adviser(s) are finalized over the course of the Time-Limited Exemption, we are asking shareholders of each Fund in Proposal 1 to approve a new investment advisory agreement with the Manager (each, a “New Investment Advisory Agreement”) and, in Proposal 2, we are asking shareholders of the Strategic Income Fund to approve a new sub-advisory agreement between the Manager and Credit Suisse UK with respect to such Fund (the “New Sub-Advisory Agreement” and together with the New Investment Advisory Agreements, the “New Advisory Agreements”). Proposal 2, with respect to the Strategic Income Fund, is contingent upon approval of Proposal 1 by shareholders of the Strategic Income Fund. If the shareholders of the Strategic Income Fund do not approve Proposal 1, then Proposal 2 will be deemed null and the Board of that Fund will then consider whether other actions, if any, are warranted. Copies of the New Investment Advisory Agreement for each of the Open-End Funds, CIK and DHY are attached in Appendix C, Appendix D and Appendix E, respectively. A copy of the New Sub-Advisory Agreement with respect to the Strategic Income Fund is attached in Appendix F.

At a meeting held on May 16, 2023 (the “May 2023 Board Meeting”), in anticipation of the closing of the Transaction, each Board, including a majority of Independent Board Members, unanimously approved a New Investment Advisory Agreement between each Fund and the Manager and, with respect to the Strategic Income Fund, the New Sub-Advisory Agreement between the Manager and Credit Suisse UK. Each Fund’s New Investment Advisory Agreement and, in the case of the Strategic Income Fund, the New Sub-Advisory Agreement, as approved by the Board, is submitted for approval by the shareholders of the Fund and must be voted upon separately by shareholders of the Fund. If a Fund’s shareholders approve a New Advisory Agreement with respect to that Fund, it will go into effect upon approval.

As of the date of this Joint Proxy Statement, no immediate changes to the Funds’ investment strategies or portfolio managers are anticipated in connection with the Transaction. The composition of each Board has not changed and no changes to the members of the Board are currently contemplated as a direct result of the Transaction. Each Board will continue to make decisions regarding the Manager, Credit Suisse UK (as applicable), custodian, administrator, distributor and transfer agent of the Funds. No changes are being proposed to these existing service providers at this time; however, it is expected that, subject to Board approval, one or more service providers may change prior to the expiration of the Time-Limited Exemption in connection with the CS Fund Servicing Reorganization (as defined below). It is also expected that UBS Group’s management will assume ultimate management responsibility for Credit Suisse and Credit Suisse UK.

Expected Time-Limited Exemption from Disqualification Under Section 9(a) of the 1940 Act

In determining how to vote for the Proposals, shareholders should carefully consider the Time-Limited Exemption (as defined below) for which Credit Suisse, Credit Suisse UK and certain of their affiliates have applied to the Commission. If the Time-Limited Exemption is granted, it is anticipated that the services that Credit Suisse, Credit Suisse UK and their affiliates currently provide to the Funds will be transitioned (through merger of entities or transfer of services) to one or more asset management affiliates of UBS Group on or prior to the expiration of the Time-Limited Exemption.

On December 17, 2013, the New Jersey Bureau of Securities filed a complaint in the Superior Court of New Jersey, Mercer County Chancery Division (the “Court”) alleging that Credit Suisse Securities (USA) LLC (“CSSU”), Credit Suisse First Boston Mortgage Securities Corp. (“FBMSC”) and DLJ Mortgage Capital, Inc. (“DLJ” and, together with CSSU and FBMSC, the “Settling Entities”) violated the New Jersey Uniform Securities Law in connection with the offer, sale, or purchase of residential mortgage-backed securities prior to the global financial crisis of 2008. On October 24, 2022, the Court entered a Consent Order and Final Judgment (“Consent Judgment”) negotiated and submitted by the parties. The Consent Judgment also states that “Credit Suisse shall not violate the [New Jersey] Securities Law” or the Consent Judgment or a related administrative consent order. The Manager and Credit Suisse UK were not involved in the conduct underlying the Consent Judgment.

Section 9(a) of the 1940 Act automatically prohibits entities that are, or whose affiliates are, subject to, among other things, certain court ordered “injunctions,” from serving or acting as investment adviser of any investment company registered under the 1940 Act or a principal underwriter for any registered open-end investment company under the 1940 Act, or serving in various other capacities in respect of registered investment companies. The Manager and Credit Suisse UK provide investment advisory services to Funds, and CSSU serves as principal underwriter to the Open-End Funds. Because the Manager and Credit Suisse UK are affiliates of the Settling Entities, they could also be subject to disqualification under Section 9(a), despite not being involved in the conduct underlying the Consent Judgment. Upon learning of the terms of the Consent Judgment and the potential consequences thereof under Section 9(a), Credit Suisse promptly contacted the Boards and the Staff of the Commission, including with respect to Credit Suisse’s view (as supported by outside counsel to the Funds) that the Consent Judgment was not disqualifying.

On June 7, 2023, the Manager, Credit Suisse UK and the Settling Entities (the “Applicants”) submitted an application to the Commission pursuant to Section 9(c) of the 1940 Act. The application seeks:

(1)	a temporary order (the “Temporary Order”) granting a temporary exemption from Section 9(a) of the 1940 Act to the Applicants to serve as investment adviser to the Funds and as underwriter to the Open-End Funds (collectively, “Fund Servicing Activities”) and to any company that became an “affiliated person” (as defined in the 1940 Act) of an Applicant as of the Closing Date or that becomes an “affiliated person” of an Applicant following the Closing Date (collectively, the “UBS Covered Persons”) to serve in any of the capacities referenced in Section 9(a) pending the determination of the Commission on the application for a permanent order; and

(2)	a permanent order (the “Permanent Order”) that would:

(a)	if granted prior to the 12-month anniversary of the Closing Date, provide to the Applicants a time-limited exemption from Section 9(a) of the 1940 Act (the “Time-Limited Exemption”) for 12 months from the Closing Date to provide the Manager, Credit Suisse UK and CSSU with adequate time to complete the CS Fund Servicing Reorganization (as defined below) while engaged in the Fund Servicing Activities; and

(b)	provide a permanent exemption to the UBS Covered Persons from Section 9(a) of the 1940 Act so as to serve in any of the capacities referenced in that Section.

The “CS Fund Servicing Reorganization” refers to the process of (i) transitioning the Fund Servicing Activities that the Manager, Credit Suisse UK and CSSU perform on behalf of one or more of the Funds to other providers of such services, and/or (ii) restructuring the Applicants’ businesses such that the Manager, Credit Suisse UK and/or each other company that was an “affiliated person” of the Settling Entities as of the date of the Section 9(c) application may provide Fund Servicing Activities without being subject to disqualification under Section 9(a) of the 1940 Act.

On June 7, 2023 (prior to the Closing Date), the Commission granted the Temporary Order. As of the date of this Joint Proxy Statement, the Commission has not yet taken final action with respect to the Permanent Order.

If the Permanent Order is granted, the Manager, Credit Suisse UK and CSSU could be disqualified from engaging in Fund Servicing Activities for the Funds upon the expiration of the Time-Limited Exemption (i.e., on the 12-month anniversary of the Closing Date), unless the Applicants’ businesses are restructured such that the Manager and Credit Suisse UK are no longer affiliated persons of the Settling Entities. It is currently anticipated that, subject to any approvals that are deemed to be required, the Fund Servicing Activities provided by the Manager, Credit Suisse UK and CSSU will be transitioned (through merger of entities or transfer of services) to one or more asset management affiliates of UBS Group on or prior to the expiration of the Time-Limited Exemption.

Comparison of the Prior Advisory Agreements and the New Advisory Agreements

The terms of each New Advisory Agreement are substantially identical to the terms of the corresponding Prior Advisory Agreement, except for the dates of execution, effectiveness and termination and certain non-material changes. Each Prior Advisory Agreement had, and the corresponding New Advisory Agreement has, an initial period of two years and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of the applicable Fund or (b) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval.

Appendix G sets out the advisory fee rate payable by each Fund under its Prior Investment Advisory Agreement and the sub-advisory fee rate payable by the Manager to Credit Suisse UK with respect to the Strategic Income Fund under the Prior Sub-Advisory Agreement. Under each New Investment Advisory Agreement, there will be no increase in advisory fee rates payable by the respective Fund(s), and under the New Sub-Advisory Agreement, there will be no increase in sub-advisory fees payable by the Manager to Credit Suisse UK.

Each Prior Advisory Agreement and the corresponding New Advisory Agreement may be terminated with respect to a Fund at any time without the payment of any penalty, on 60 days’ written notice to the Manager by the Board or by a vote of the majority of the respective Fund’s outstanding voting securities. Each Prior Advisory Agreement and the corresponding New Advisory Agreement may be terminated by the Manager on 90 days’ written notice to the respective Fund. Each Prior Advisory Agreement and the corresponding New Advisory Agreement will also terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Board Review and Approval of the New Advisory Agreements

As noted above, each Board, including a majority of the Independent Board Members of each Board, unanimously approved the New Advisory Agreement(s) at the May 2023 Board Meeting. The factors considered by each Board in considering and approving the New Advisory Agreement are set out below.

In anticipation of the closing of the Transaction, and in response to a request from the Board, representatives of UBS attended the May 2023 Board Meeting and provided information regarding the UBS asset management business and the investment advisory and principal underwriting services currently provided to the UBS family of registered investment companies (the “UBS Presentation”).

Each Board’s evaluation of the New Advisory Agreements reflected information provided at the May 2023 Board Meeting as well as, where relevant, information relating to each Fund, the Manager and Credit Suisse UK, that was previously furnished to the Board in connection with the most recent renewal of the Prior Advisory Agreements at the November 2022 15(c) Meeting (collectively, the “November 2022 15(c) Materials”) and other Board meetings throughout the year. The November 2022 15(c) Materials included the following information: (1) performance data for each Fund for various time periods; (2) comparative performance, advisory fee, and expense ratio information for a peer group of funds in each respective Fund’s relevant performance group (“Performance Group”) and universe of funds (“Performance Universe”); (3) comparable performance information for each Fund’s relevant benchmark index or indices; (4) comparative data regarding the expense ratio of each Fund, as compared to its relevant expense group (“Expense Group”) and universe of funds (“Expense Universe”); (5) a profitability analysis for the Manager with respect to each Fund; and (6) other information regarding the nature, extent and quality of services provided by the Manager and the Sub-Advisers, as applicable. The Board considered Credit Suisse’s representation at the May 2023 Board Meeting that (i) no material changes to the information provided in the November 2022 15(c) Materials had occurred since the November 2022 15(c) Meeting and (ii) the personnel, resources and services provided to the Funds are not expected to change under the New Advisory Agreements and will be similar to those services provided under the Prior Advisory Agreements.

Each Board, including all of the Independent Board Members, were assisted by experienced independent legal counsel throughout the New Advisory Agreement review process. The Independent Board Members discussed the proposed approvals in private session with such counsel at which no representatives of management, the Manager or Credit Suisse UK were present. Each Board member, including each of the Independent Board Members, relied upon the advice of independent legal counsel and his or her own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Board members were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Board member may have afforded different weight to the various factors in reaching his or her conclusions with respect to the New Advisory Agreements.

While the application for the Section 9(c) waiver was submitted and the Temporary Order was granted after the Board approved the New Advisory Agreements at the May 2023 Board Meeting, the Boards, since shortly after the entry of the Consent Judgment, have been apprised of the Consent Judgment and the potential consequences thereof under Section 9(a) and were provided with regular updates, including Credit Suisse’s view (as supported by outside counsel to the Funds) that the Consent Judgment was not disqualifying and the possibility that the Commission could reach a different conclusion. In addition, the Boards were apprised of the filing of the Section 9(c) waiver application and the implications of the Time-Limited Exemption prior to approving the submission of the New Advisory Agreements to shareholders at a meeting of the Boards held on June 15, 2023.

Investment Advisory Fee Rates and Expenses

Each Board reviewed and considered the contractual advisory fee of each Fund set out in Appendix G, in light of the extent and quality of the management services provided by Credit Suisse, as investment adviser, and, in the case of the Strategic Income Fund, by Credit Suisse UK, as sub-adviser. Each Board reviewed each Fund’s management fee and total expense ratio. The Board also considered that Credit Suisse has entered into contractual expense limitation agreements limiting each Open-End Fund’s total net expenses and that these arrangements were expected to continue under the New Advisory Agreements. The Board of DHY also considered the voluntary fee waivers currently in place for the Fund, and the actual fee rate for the most recent fiscal year paid by DHY after taking waivers and breakpoints into account. The Board for DHY acknowledged that voluntary fee waivers could be discontinued at any time but had received assurances that such waivers would remain in place over the next year. The November 2022 15(c) Materials included funds in both the relevant Expense Group and Expense Universe provided by Broadridge, an independent provider of investment company data. Each Board noted the following with respect to its respective Fund(s) fees and expenses as presented in a report provided by Broadridge: (i) Credit Suisse Commodity Return Strategy Fund’s (“Commodity Fund”) contractual and net advisory fees and overall expenses were within the middle range of its peers; (ii) Credit Suisse Floating Rate High Income Fund’s (“Floating Rate Fund”) contractual and net advisory fees and overall expenses were within the range of its peers; (iii) Strategic Income Fund’s contractual and net advisory fees and overall expenses were in line with or above the range of its peers; (iv) Credit Suisse Managed Futures Strategy Fund’s (“Managed Futures Fund”) contractual and net advisory fees were within the middle range of its peers and its overall expenses were in line with or lower than the range of its peers; (v) Credit Suisse Multialternative Strategy Fund’s (“Multialternative Strategy Fund”) contractual and net advisory fees and overall expenses were lower than most of its peers; (vi) Commodity Return Strategy Portfolio’s (“Commodity Portfolio”) contractual and net advisory fees were within the range of its peers and overall expenses were above the range of its peers; (vii) CIK’s advisory fees and overall expenses were lower than its peers; and (viii) DHY’s advisory fees and overall expenses were generally above the range of its peers. Additionally, each Board was previously provided with a description of the methodology used to arrive at the funds included in the Expense Group and the Expense Universe.

Nature, Extent and Quality of the Services

Each Board received and considered information regarding the nature, extent and quality of services provided to its respective Fund(s) by Credit Suisse and, in the case of the Strategic Income Fund, by Credit Suisse UK. Each Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse which, in addition to portfolio management and investment management services, included credit analysis and research, supervising the day-to-day operations of each Fund’s non-advisory functions which include accounting, administration, custody, transfer agent and other applicable third party service providers, overseeing and facilitating audits, overseeing each applicable Fund’s credit facility and supervising and/or preparing applicable Fund filings, disclosures and shareholder reports. Each Board noted that the extensive investment management services provided by Credit Suisse included broad supervisory responsibility and oversight over other service providers to the Funds. Each Board also considered Credit Suisse’s compliance program with respect to the Funds. Each Board noted that Credit Suisse reports to the Boards about portfolio management and compliance matters on a periodic basis. Each Board also reviewed background information about Credit Suisse and, in the case of the Strategic Income Fund, Credit Suisse UK, including their respective Form ADV Part 2 – Disclosure Brochure and, with respect to Credit Suisse, Brochure Supplement and considered the background and experience of Credit Suisse’s senior management and the expertise of, and the amount of attention given to the Fund by, senior personnel of Credit Suisse. In addition, each Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the respective Fund and the extent of the resources devoted to research and analysis of actual and potential investments, as well as the resources provided to them. Each Board evaluated the ability of each of Credit Suisse and, in the case of the Strategic Income Fund, Credit Suisse UK, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals including research, advisory, and supervisory personnel. Each Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services. Each Board acknowledged Credit Suisse’s representation that the services provided to the Funds are more extensive than the services provided in connection with other types of accounts, such as separate accounts, offered by Credit Suisse and the services are also more extensive from those offered and provided to a sub-advised fund. Each Board also considered that the services provided by Credit Suisse have expanded over time as a result of regulatory and other developments.

In approving the New Sub-Advisory Agreement, the Board of the Strategic Income Fund considered the benefits of retaining Credit Suisse’s affiliate as the Fund’s sub-adviser and Credit Suisse UK’s investment style.

Fund Performance

Each Board considered information provided in the November 2022 15(c) Materials and at each subsequent quarterly meeting to consider the performance of its respective Fund(s). That information in the November 2022 15(c) Materials included performance results of the Funds over the previous year as well as over longer time periods, along with comparisons both to the relevant Performance Group and Performance Universe for the Fund provided in the Broadridge materials. Each Board was also provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe. The Boards noted that: (i) the Commodity Fund outperformed the majority of its Performance Universe for the one-year period reported, and either performed in line with or slightly underperformed its Performance Universe over various longer investment periods reported; (ii) the Floating Rate Fund outperformed its Performance Universe for the one-year period reported, and generally outperformed its Performance Universe over various longer investment periods reported; (iii) the Strategic Income Fund outperformed its Performance Universe for the one-year period reported, and generally outperformed over various longer investment periods reported; (iv) the Managed Futures Fund outperformed its Performance Universe for the one-year period reported, and had varying performance compared to its Performance Universe over various longer investment periods reported; (v) the Multialternative Strategy Fund outperformed the majority of its Performance Universe for the one-year period reported, and performed either in line with or slightly outperformed its Performance Universe over various longer investment periods reported; (vi) the Commodity Portfolio performed in line with its Performance Universe for the one-year period reported, and had varying performance compared to its Performance Universe over various longer investment periods reported; (vii) CIK outperformed its Performance Universe for the one-year period reported, and either outperformed or performed in line with its Performance Universe over various longer investment periods reported; and (viii) DHY performed in line with its Performance Universe for the one-year period reported, and either outperformed or performed in line with its Performance Universe over various longer investment periods reported, and has continued to trade relatively well, at a discount to net asset value. Each Board also considered the investment performance of the respective Fund(s) relative to its stated objectives.

At the May 2023 Board Meeting, the Boards received information regarding each Fund’s performance relative to its benchmark and select peers for various periods ended March 31, 2023.

Credit Suisse Profitability

Each Board referred to a profitability analysis of Credit Suisse provided in the November 2022 15(c) Materials based on the fees payable under the Prior Investment Advisory Agreements and the New Investment Advisory Agreements for the Funds, including any fee waivers, as well as other relationships between the Funds on the one hand and Credit Suisse affiliates on the other. Each Board’s deliberations also reflected, in the context of Credit Suisse’s profitability, Credit Suisse’s methodology for allocating costs to the Funds, recognizing that cost allocation methodologies are inherently subjective. Each Board had also received net profitability information for all of the Funds. Each Board reviewed Credit Suisse’s profit margin as reflected in the profitability analysis, as well as reviewing profitability in light of appropriate court cases and the services rendered to the Funds.

Economies of Scale

Each Board considered information provided in the November 2022 15(c) Materials regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Funds as follows:

OPEN-END FUNDS – The Board of each Open-End Fund, other than the Floating Rate Fund, noted that, if the Open-End Fund’s asset levels grow, further economies of scale potentially could be realized and also noted the contractual expense limitations currently in place between the Fund and Credit Suisse. The Board of the Floating Rate Fund noted that the Floating Rate Fund’s contractual advisory fee had breakpoints that would allow investors to benefit directly in the form of lower fees as Fund assets grow and also noted the contractual expense limitation currently in place between Floating Rate Fund and Credit Suisse. Those Boards received information regarding Credit Suisse’s profitability in connection with providing investment management services to each Open-End Fund, including Credit Suisse’s costs in providing the services.

CIK – The Board noted the current advisory fee structure and the fact that the Fund does not pay advisory fees on the Fund’s leveraged assets. Additionally, the Board noted the Fund has an effective shelf registration statement that permits it to conduct an at-the-market offering, whereby the Fund may issue additional shares when the Fund’s shares are trading at a premium to its net asset value, and that between November 17, 2021 and September 30, 2022, the Fund sold and issued approximately 277,489 new shares for a net increase in assets of approximately $823,639. The Board received information regarding Credit Suisse’s profitability in connection with providing advisory services to the Fund, including Credit Suisse’s costs in providing the services.

DHY – The Board noted that the Fund’s contractual advisory fee had breakpoints that would allow investors to benefit directly in the form of lower fees as Fund assets grow, as well as the current voluntary expense waiver. Additionally, at times when the Fund’s shares have traded at a premium to its net asset value, the Fund has endeavored to conduct at-the-market offerings to raise additional assets, most recently in 2017. The Board also noted that further economies of scale potentially could be realized once the Fund’s shares again traded at a premium to net asset value whereby an additional at-the-market offering could be conducted to increase the Fund’s assets. The Board received information regarding Credit Suisse’s profitability in connection with providing advisory services to the Fund, including Credit Suisse’s costs in providing the services.

Other Benefits to Credit Suisse

Each Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Funds previously included in the November 2022 15(c) Materials. Such benefits included, among others, benefits potentially derived from an increase in Credit Suisse’s businesses and its reputation as a result of its relationship with the Funds (such as the ability to market its advisory services to other clients and investors including separate account or third party sub-advised mandates or other financial products offered by Credit Suisse and its affiliates), as well as, with respect to the Open-End Funds, the fees paid to an affiliate of Credit Suisse for distribution services.

Each Board considered the standards Credit Suisse applied in seeking best execution and Credit Suisse’s policies and practices regarding soft dollars and reviewed Credit Suisse’s method for allocating portfolio investment opportunities among its advisory clients, as provided in the November 2022 15(c) Materials.

Other Factors and Broader Review

As discussed above, each Board previously reviewed and referred to detailed materials received from Credit Suisse as part of this special approval process. Each Board also reviews and assesses the quality of the services that each Fund receives throughout the year and reviews reports of Credit Suisse at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed fund performance reports, and Credit Suisse’s compliance procedures.

Each Board also considered the information provided by the representatives of UBS during the UBS Presentation at the May 2023 Board Meeting. In particular, each Board considered the information regarding the investment advisory and principal underwriting services currently provided to the UBS family of registered investment companies.

In addition, each Board considered representations from Credit Suisse and UBS that there were no plans to make any immediate changes to the Funds’ investment strategies or portfolio managers immediately following the closing of the Transaction.

Conclusions

After consideration of the foregoing, each Board reached the following conclusions regarding the New Investment Advisory Agreements and, as applicable, the New Sub-Advisory Agreement (in addition to the conclusions set forth above): (a) the contractual and net advisory fees for each Fund were reasonable in relation to the services provided by Credit Suisse and Credit Suisse UK, as applicable; (b) each Board was satisfied by the nature, extent and quality of the investment advisory services provided to each Fund by Credit Suisse and Credit Suisse UK, as applicable (and with respect to the Commodity Fund and Commodity Portfolio, in a challenging commodities environment), and that, based on dialogue with management and counsel, the services to be provided by Credit Suisse and Credit Suisse UK, as applicable, under the New Advisory Agreements are typical of, and consistent with, those provided to similar mutual funds by other investment advisers; (c) (x) with respect to the Open-End Funds and DHY, in light of the costs of providing investment management and other services to each Fund and Credit Suisse’s and Credit Suisse UK’s, as applicable, ongoing commitment to each Fund and willingness to waive fees, including, in the case of the Open-End Funds, by agreeing to a contractual expense limitation, Credit Suisse’s and Credit Suisse UK’s, as applicable, net profitability based on fees payable under the New Advisory Agreements, as well as other ancillary benefits that Credit Suisse and its affiliates received, were considered reasonable, and (y) with respect to CIK, in light of the costs of providing investment management and other services to the Fund and Credit Suisse’s ongoing commitment to the Fund and willingness to base the fee on an average weekly base amount which, with respect to each quarter, is the average of the lower of (i) the stock price (market value) of the Fund’s outstanding shares and (ii) the Fund’s net assets, in each case determined as of the last trading day for each week during that quarter, Credit Suisse’s net profitability based on fees payable under the Fund’s New Advisory Agreement, as well as other ancillary benefits that Credit Suisse and its affiliates received, were considered reasonable; and (d) in light of the information received and considered by the Board, each Fund’s current fee structure was considered reasonable. No single factor reviewed by each Board was identified by each Board as the principal factor in determining whether to approve the New Advisory Agreements. The Independent Board Members were advised by separate independent legal counsel throughout the process.

ADDITIONAL INFORMATION

Proxy Voting and Shareholder Meeting

All properly executed and timely received proxy cards will be voted in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxy cards will be voted for the approval of each Fund’s New Investment Advisory Agreement and, in the case of the Strategic Income Fund, approval of the New Sub-Advisory Agreement. Any shareholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice to the Secretary of each Fund at Eleven Madison Avenue, New York, New York 10010, by signing another proxy of a later date or by personally voting at the Meeting.

All shareholders of record of each Fund on the Record Date are entitled to vote at the Meeting. Approval of each Proposal requires the vote of a “majority of the outstanding voting securities” of the respective Fund entitled to vote on the applicable Proposal voting separately. A “majority of the outstanding voting securities” is defined in the 1940 Act as either (i) the vote of 67% or more of the voting securities entitled to vote on the applicable Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities entitled to vote on the applicable Proposal, whichever is less.

A quorum for the Meeting will consist of the presence in person or by proxy of the holders of record of: (i) in the case of Credit Suisse Opportunity Funds, Credit Suisse Trust and Credit Suisse High Yield Bond Fund, a majority of the shares of the applicable Fund’s outstanding and entitled to vote at the Meeting, and (ii) in the case of Credit Suisse Commodity Strategy Funds and Credit Suisse Asset Management Income Fund, Inc., one-third of the shares of the applicable Fund’s outstanding and entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and any “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum. Abstentions and broker non-votes, if any, will have the effect of a negative vote against a Proposal. In the event that the necessary quorum to transact business or the vote required to approve or reject the proposal described in the Joint Proxy Statement is not obtained at the Meeting with respect to a Trust, CIK or DHY, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Trust in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of CIK’s, DHY’s and/or the applicable Trust’s shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal described in the Joint Proxy Statement and will vote against any such adjournment those proxies to be voted against such proposal.

Shares of the Commodity Return Strategy Portfolio, a series of CS Trust, are sold to certain tax-qualified pension and retirement plans (“Qualified Plans”) and insurance companies (“Insurance Companies”) and their separate accounts and are used as investment options under the Qualified Plans and under variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued by the Insurance Companies. Variable Contract holders and Qualified Plan participants who select the Commodity Return Strategy Portfolio for investment through a Variable Contract or Qualified Plan have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. An Insurance Company or Qualified Plan that uses the Commodity Return Strategy Portfolio as a funding vehicle is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares. However, under current law, the Insurance Companies are required to solicit voting instructions from Variable Contract holders who beneficially own shares of the Commodity Return Strategy Portfolio as of the Record Date and must vote all shares held in the separate account in proportion to the voting instructions received for the Meeting. The Qualified Plans will also solicit voting instructions from Qualified Plan participants who beneficially own shares of the Commodity Return Strategy Portfolio as of the Record Date. The Insurance Companies and the Qualified Plans will vote shares of the Commodity Return Strategy Portfolio for which no instructions have been received in the same proportion as they vote shares for which they have received instructions, even in instances where a broker would be prevented from exercising discretion. Broker “non-votes,” therefore, will be voted by each Insurance Company and Qualified Plan just as any other shares for which the Insurance Company or Qualified Plan does not receive voting instructions. As a result, the vote of a small number of shares could determine the outcome of the vote on the proposal. Unmarked voting instructions will be voted in favor of the Proposal.

If any matter other than the Proposals properly comes before the Meeting, the shares represented by proxies will be voted on all such other proposals in the discretion of the person or persons voting the proxies. The Funds have not received notice of, and are not otherwise aware of, any other matter to be presented at the Meeting.

AST Fund Solutions, LLC (the “Agent”) has been engaged by the Manager to assist with the distribution of proxy materials and the solicitation and tabulation of proxies at an aggregate cost of approximately $164,000 plus all reasonable out of pocket expenses incurred on behalf of each Fund. The solicitation cost will be borne by Credit Suisse. As the Meeting date approaches, certain shareholders may receive a telephone call from a representative of the Agent if their vote has not yet been received. Authorization to permit the Agent to execute proxies may be obtained by telephonic or electronic transmitted instructions from shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.

Shareholders Sharing the Same Address

As permitted by law, only one copy of this Joint Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified their respective Fund of their desire to receive multiple copies of the shareholder reports and proxy statements that the Fund sends. If you would like to receive an additional copy, please call (877) 674-6273 or write to Mutual Fund Operations c/o of David Shivkumar at Credit Suisse Funds, Eleven Madison Avenue, New York, New York 10010. The Funds will then promptly deliver, upon request, a separate copy of this Joint Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of their respective Fund’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Share and Class Information

As of the close of business on the Record Date, each of the Funds has the number of shares outstanding as set forth in Appendix A (the “Outstanding Shares”).

Ownership Information

Set forth on Appendix H are persons who, to the knowledge of each Fund, beneficially owned more than five percent of the outstanding shares of each Fund as of the Record Date.

Information relating to the amount of the equity securities owned by the Directors/Trustees and executive officers of the Funds is set forth on Appendix I.

Aggregate Fees and Brokerage Commissions

Set forth on Appendix J are the aggregate amount each Fund paid to the Manager, and with respect to Strategic Income Fund, the Manager paid to Credit Suisse UK, as well as the aggregate distribution services fees paid by each Open-End Fund to CSSU with respect to its Class A shares and Class C shares, as applicable, pursuant to the Plans of Distribution for each Fund’s Class A shares and Class C shares, respectively, adopted under Rule 12b-1 under the 1940 Act, during the last fiscal year of each Fund.

The Funds did not pay any commissions to affiliated broker-dealers during the fiscal years ended October 31, 2020, 2021 and 2022 or the fiscal years ended December 31, 2020, 2021 and 2022, as applicable.

Information About the Funds’ Investment Manager, Sub-Adviser, Co-Administrator/Administrator and Distributor

Each Fund’s investment manager and the Open-End Funds’ co-administrator is Credit Suisse, Eleven Madison Avenue, New York, New York 10010. Credit Suisse UK, an affiliate of Credit Suisse, acts as the Strategic Income Fund’s sub-adviser. Credit Suisse is a wholly-owned subsidiary of CSAM Americas Holding Corp., a holding company that is ultimately wholly-owned by Credit Suisse AG (“CSAG”) and located at Eleven Madison Avenue, New York, New York 10010. Credit Suisse UK is a wholly-owned subsidiary of Credit Suisse Asset Management (UK) Holding Limited, a holding company that is ultimately wholly-owned by CSAG and located at One Cabot Square, London E14 4QJ United Kingdom. Prior to the Transaction, CSAG was a wholly-owned subsidiary of CS Group and was the principal operating subsidiary of CS Group. Following the Transaction, CSAG is now a wholly-owned subsidiary of UBS Group, and UBS Group is the ultimate parent company of Credit Suisse and Credit Suisse UK and located at Bahnhofstrasse 45, 8001 Zurich, Switzerland.

The Open-End Funds’ co-administrator and the Closed-End Funds’ administrator is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The Open-End Funds’ distributor is Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, New York 10010.

Information regarding the names, addresses and principal occupations of the principal executive officers and directors of Credit Suisse and Credit Suisse UK, as well as those Board members and officers of the Fund who hold positions with Credit Suisse or Credit Suisse UK, is set out in Appendix K.

Delaware Statutory Trust Act — Control Share Acquisitions of DHY

Because DHY is organized as a Delaware statutory trust, it is subject to the control share acquisition provisions (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”). The Control Share Statute became automatically applicable to listed closed-end funds organized as Delaware statutory trusts, such as the Fund, upon its effective date of August 1, 2022.

The Control Share Statute provides for a series of voting power thresholds above which shares are considered “control beneficial interests” (referred to herein as “control shares”). The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” which is broadly defined by the Control Share Statute.

Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by DHY’s Board. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of DHY. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by DHY’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. DHY’s Board is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively.

The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the August 1, 2022 effective date. However, such shares will be aggregated with any shares acquired after August 1, 2022 for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.

The Control Share Statute requires shareholders to disclose to DHY any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Board reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.

The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

Submission of Proposals for Next Meeting of Shareholders

Each Open-End Fund generally does not hold annual shareholder meetings. Any shareholder who wishes to submit a proposal to be considered at a Trust’s next meeting of shareholders should send the proposal to the Trust so as to be received within a reasonable time before the Board of Trustees makes the solicitation relating to such meeting, in order to be included in the Trust’s proxy statement and form of proxy card relating to such meeting.

With respect to CIK, the next annual shareholder meeting will take place in 2024. As noted in its proxy statement dated March 17, 2023, fund shareholders have until November 18, 2023 to submit a shareholder proposal to be considered for inclusion in CIK’s proxy materials relating to its 2024 annual meeting of shareholders. Please refer to the proxy statement dated March 17, 2023 to determine if you are eligible to submit a shareholder proposal and for instructions to submit the proposal.

With respect to DHY, the next annual shareholder meeting will take place in 2024. As noted in its proxy statement dated December 27, 2022, fund shareholders have until August 29, 2023 to submit a shareholder proposal to be considered for inclusion in DHY’s proxy materials relating to its 2024 annual meeting of shareholders. Please refer to the proxy statement dated December 27, 2022 to determine if you are eligible to submit a shareholder proposal and for instructions to submit the proposal.

Other Matters

Management does not know of any matters properly to be presented at the Meeting other than those mentioned in this Joint Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

Reports to Shareholders

Each Fund will furnish each person to whom this Joint Proxy Statement is delivered with a copy of its latest annual report and semi-annual report to shareholders upon request and without charge. To request a copy, please call (877) 674-6273.

By Order of each Board,

/s/ Karen Regan
Karen Regan
Secretary of the Funds
June [•], 2023
New York, New York

APPENDIX A

Outstanding Voting Shares

Fund Name and Class	Number of Outstanding Shares on Record Date
CREDIT SUISSE COMMODITY RETURN STRATEGY FUND
Class A	[ ]
Class C	[ ]
Class I	[ ]
CREDIT SUISSE FLOATING RATE HIGH INCOME FUND
Class A	[ ]
Class C	[ ]
Class I	[ ]
CREDIT SUISSE STRATEGIC INCOME FUND
Class A	[ ]
Class C	[ ]
Class I	[ ]
CREDIT SUISSE MANAGED FUTURES STRATEGY FUND
Class A	[ ]
Class C	[ ]
Class I	[ ]
CREDIT SUISSE MULTIALTERNATIVE STRATEGY FUND
Class A	[ ]
Class I	[ ]
COMMODITY RETURN STRATEGY PORTFOLIO
Class 1	[ ]
Class 2	[ ]
CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.	[ ]
CREDIT SUISSE HIGH YIELD BOND FUND	[ ]

A-1

APPENDIX B

Shareholder Approval of the Prior Advisory Agreements

Fund	Date of Most Recent Shareholder Approval of Prior Investment Advisory Agreement	Date of Most Recent Shareholder Approval of Prior Sub-Advisory Agreement
Credit Suisse Commodity Return Strategy Fund	December 7, 2004	N/A
Credit Suisse Floating Rate High Income Fund	March 23, 2001	N/A
Credit Suisse Strategic Income Fund	September 21, 2012	September 21, 2012
Credit Suisse Managed Futures Strategy Fund	September 21, 2012	N/A
Credit Suisse Multialternative Strategy Fund	April 11, 2012	N/A
Commodity Return Strategy Portfolio	February 6, 2006	N/A
Credit Suisse Asset Management Income Fund, Inc.	May 14, 2001	N/A
Credit Suisse High Yield Bond Fund	March 23, 2001	N/A

B-1

APPENDIX C

New Investment Advisory Agreement for the Open-End Funds

INVESTMENT MANAGEMENT AGREEMENT

CREDIT SUISSE COMMODITY STRATEGY FUNDS
CREDIT SUISSE OPPORTUNITY FUNDS
CREDIT SUISSE TRUST

[ ], 2023

Credit Suisse Asset Management, LLC

Eleven Madison Avenue

New York, New York 10010

Dear Sirs:

Credit Suisse Commodity Strategy Funds and Credit Suisse Opportunity Funds, each a Delaware statutory trust, and Credit Suisse Trust, a business trust organized and existing under the laws of the Commonwealth of Massachusetts (each, a “Trust” and collectively, the “Trusts”), for and on behalf of their respective series listed on Annex I hereto, which may be amended from time to time (each, a “Fund” and, collectively, the “Funds”), each herewith confirms its agreement with Credit Suisse Asset Management, LLC (the “Manager”), a Delaware limited liability company, as follows:

1.            Investment Description; Appointment

Each Trust, on behalf of its respective Funds, desires to employ the capital of such Funds by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its respective Agreement and Declaration of Trust, as may be amended from time to time, and in the Funds’ Prospectus(es) and Statement(s) of Additional Information, as from time to time in effect (the “Prospectus” and “SAI,” respectively), and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust (the “Board”). Copies of the Funds’ Prospectuses and SAIs have been or will be submitted to the Manager. Each Trust desires to employ and hereby appoints the Manager to act as investment manager to each of the applicable Funds. The Manager accepts the appointment and agrees to furnish the services for the compensation set forth below.

2.            Services as Investment Manager

Subject to the supervision and direction of the Board of each Trust, the Manager will:

(a)	act in strict conformity with the applicable Trust’s Agreement and Declaration of Trust, the Investment Company Act of 1940 (the “1940 Act”) and the Investment Advisers Act of 1940, as the same may from time to time be amended;

(b)	manage and monitor each Fund’s assets in accordance with such Fund’s investment objective, policies and restrictions as stated in the Fund’s Prospectuses and SAIs;

(c)	make investment decisions for each Fund and oversee risks of such investments;

(d)	place purchase and sale orders for securities and other investments on behalf of each Fund;

(e)	exercise voting rights in respect of portfolio securities and other investments for each Fund;

(f)	furnish such statistical information each Fund may reasonably request with respect to the investments that such Fund may hold or contemplate purchasing;

(g)	apprise the Board of important developments materially affecting each Fund;

(h)	furnish to third-party data reporting services all currently available standardized performance information and other customary data;

(i)	provide other information and services required in connection with the preparation and filing with regulatory authorities of all registration statements and Prospectuses, Prospectus supplements, SAIs, and annual, semi-annual and periodic reports to shareholders of each Fund;

(j)	monitor and evaluate the services provided by each Fund’s investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s), monitor the compliance of such sub-adviser(s) with the investment objectives, policies and restrictions of such Fund, and report to the Board with respect to the performance of such sub-adviser(s);

(k)	assist in supervising all aspects of each Fund’s operations, except those performed by other parties pursuant to written agreements with the Fund; provided, that the distribution of Fund shares shall be the sole responsibility of the Funds’ distributor;

(l)	assist in and coordinate the preparation of annual post-effective amendments (and supplements thereto) to each Fund’s registration statement on Form N-1A and provide specific information for inclusion therein; prepare and file with the Securities and Exchange Commission (the “SEC”) the Fund’s Forms N-PORT, N-PX and N-CSR (other than the included financial report); provide disclosure control review and chief executive officer and chief financial officer certifications for SEC filings; assist the Funds’ administrator (the “Administrator”) with preparation of Forms N-PORT and N-CEN for the Funds and provide specific information for inclusion therein;

(m)	furnish corporate secretarial services, including assisting the Board with the preparation of the agendas and specific materials for meetings of the Trust’s Board and committees thereof; distribute Board and committee meeting materials and prepare minutes of routine meetings of the Board and any committees thereof and of a Fund’s shareholders; follow up on matters raised during Board meetings; and liaise with the Board and providing additional information upon request;

(n)	monitor compliance by the Funds with relevant provisions of the federal securities laws; coordinate the resolution of compliance matters identified with appropriate parties; assist in developing and monitoring compliance procedures for compliance with each Fund’s investment objective, policies and restrictions, tax status, personal trading and proxy voting procedures and certain other applicable laws and regulations related to trading practices, such as soft dollar and best execution policies; develop or assist in developing guidelines and procedures to improve overall compliance; and assist in developing and maintaining a disaster recovery program for the Funds;

(o)	supply the Funds with office facilities (which may be the Manager’s own offices), internal executive, legal, regulatory and administrative services, and stationery and office supplies;

(p)	oversee the preparation and production of the annual and semiannual reports to Fund shareholders, prepare the management letters and review and comment on the reports, including notes to the financial statements;

(q)	act as liaison between each Fund and the Fund’s independent registered public accountants, counsel, custodian or custodians, transfer agent and Administrator, and take all reasonable action to assure that all necessary and reasonably requested information is made available to each of them; make reports and recommendations to the Board regarding the performance of service providers; and actively participate with other relevant parties in the resolution of matters raised affecting the Funds and their operations;

(r)	act as liaison with the SEC and other regulators in relation to inquiries and inspections relating to the Funds;

(s)	review, approve and arrange for the payment of Fund expenses; review and approve expense budgets and periodic expense adjustments;

(t)	develop and maintain a website for the Funds;

(u)	conduct due diligence of financial intermediaries that propose to enter into distribution and/or service agreements for the sale of Fund shares, negotiate legal arrangements with those intermediaries, provide specific information to financial intermediaries for transmission to their clients/customer, coordinate administrative efforts to offer Fund shares on various distribution platforms, reconcile invoices of financial intermediaries with transfer agency records, and arrange for the payment of financial intermediaries to the extent they are paid out of Fund assets;

(v)	monitor compliance with the Funds’ trading policy, including frequent trading, oversee review of transaction information provided by financial intermediaries to the Fund or the Funds’ transfer agent, determine the appropriateness of hardship exceptions to any Fund redemption fee requirements, monitor as-of trades, assist in the correction of net asset value or other errors affecting Fund share prices, and provide periodic reports to the Board regarding these matters;

(w)	perform certain legal duties for the Funds; retain and manage outside counsel as appropriate;

(x)	provide infrastructure and support services to the Funds;

(y)	perform valuation services with respect to investments held by the Funds to the extent not provided by other service providers;

(z)	coordinating mailings to Fund shareholders, such as Prospectus supplements, but specifically excluding dividend payments and transaction confirmations and account statements;

(aa)	review each Fund’s tax returns as prepared by the Administrator or other third party; oversee preparation and coordinate the mailing of Forms 1099 for the Funds; prepare descriptive information to accompany Forms 1099; monitor the accuracy of data provided on Forms 1099; and with the advice of counsel and the Funds’ independent accountants, determine the appropriate tax treatment for specific investments or investment strategies;

(bb)	maintain and preserve Fund records consisting of Board and committee meeting materials and minutes, Trust corporate/trust records, Trust agreements with service providers, Trust policies and procedures and files evidencing compliance with the Trust’s Rule 17j-1 code of ethics;

(cc)	respond to Fund shareholder complaints and shareholder inquiries as requested by the Funds’ transfer agent;

(dd)	oversee the provision of shareholder liaison services by the Funds’ transfer agent (i.e., the transfer agent’s response to inquiries of Fund shareholders, its provision of information on shareholder investments, its assistance to Fund shareholders in changing account options and addresses);

(ee)	prepare reports and provide information regarding the Funds as reasonably requested by the Board or by other Fund service providers;

(ff)	assist in and coordinate the preparation of proxy statements; provide assistance in the solicitation of Fund shareholders by providing data for inclusion in proxy statements, coordinating proxy solicitors and other vendors, coordinating mailing of proxies and other solicitation materials, conducting shareholder meetings and developing strategies for solicitation campaigns; and

(gg)	provide information to the Funds’ distributor, as reasonably requested, concerning the Funds, such as portfolio holdings, expense ratios and performance information, to support their advisory and distribution activities.

In providing those services, the Manager will provide investment research and supervision of each Fund’s investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of such Fund’s assets.

Subject to the approval of the Board of each Trust and where required, a Fund’s shareholders, the Manager may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of such Fund and may delegate to such investment sub-adviser(s) the responsibilities described in paragraphs (b) through (j) above. In the event that an investment sub-adviser’s engagement has been terminated, the Manager shall be responsible for furnishing such Fund with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor investment sub-adviser(s) to provide such services on terms and conditions acceptable to such Fund and the Trust’s Board and subject to the requirements of the 1940 Act.

3.            Brokerage

In executing transactions for each Fund, selecting brokers or dealers and negotiating any brokerage commission rates, the Manager will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Manager will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Manager may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as the same may from time to time be amended) provided to each Fund and/or other accounts over which the Manager or an affiliate exercises investment discretion.

4.            Information Provided to the Funds

The Manager will keep each Fund informed of developments materially affecting such Fund, and will, on its own initiative, furnish such Fund from time to time with whatever information the Manager believes is appropriate for this purpose.

5.            Personal Information

The parties hereto acknowledge and agree that the Manager may receive from the Funds or the Funds’ distributor “personal information,” in the context of providing services pursuant to the Agreement (“Personal Information”), as such term is defined under applicable data privacy laws or regulations (“Applicable Data Privacy Law”). The Funds acknowledge that, to the extent they have obtained Personal Information, they have obtained all such Personal Information in accordance with Applicable Data Privacy Law, and the transfer of such Personal Data to the Manager, for the intended purposes, is permissible under Applicable Data Privacy Law. The Manager agrees to only use such Personal Information for the purpose of performing the services for the Funds hereunder. The parties agree to negotiate in good faith any separate agreements required to enable the parties to comply with Applicable Data Privacy Law where necessary. Each party agrees that it will not “sell” (as such term is defined under Applicable Data Privacy Law) any Personal Information. The parties shall undertake administrative, technical, physical and organizational measures designed to protect against unauthorized, accidental or unlawful processing, loss, theft, interception, destruction, access, use, disclosure or similar risks to the Personal Information. The parties shall ensure that any Personal Information provided to any subsidiary of the respective parties shall comply with the terms set forth herein and understand that each respective party shall be responsible for any breach by any subsidiary of such respective party.

6.            Standard of Care

The Manager shall exercise its best judgment in rendering the services listed in Sections 2, 3 and 4 above. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which this agreement (“Agreement”) relates, provided that nothing herein shall be deemed to protect or purport to protect the Manager against any liability to each Fund or to shareholders of such Fund to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement.

7.            Compensation

In consideration of the management services rendered pursuant to Section 2 of this Agreement, each Fund will pay the Manager the annual fee applicable to such Fund calculated at an annual rate set forth on Annex I hereto of such Fund’s average daily net assets. The fee shall be calculated and payable monthly.

The fee for the period from the date of this Agreement to the end of the year shall be prorated according to the proportion that such period bears to the full yearly period. Upon any termination of this Agreement before the end of a year, the fee for such part of that year shall be prorated according to the proportion that such period bears to the full yearly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Manager, the value of each Fund’s net assets shall be computed at the times and in the manner specified in such Fund’s Prospectus or SAI.

8.            Expenses

The Manager will bear all expenses in connection with the performance of its services under this Agreement, including the fees payable to any investment sub-adviser engaged pursuant to Section 2 of this Agreement; provided, however, that each Fund will reimburse the Manager for the reasonable out-of-pocket expenses incurred by it on behalf of the Fund with respect to services rendered pursuant to paragraphs (l) through (ee) of Section 2 upon presentation of appropriate documentation. Such reimbursable expenses shall include, but not be limited to, postage, telephone, facsimile, photocopying and commercial courier charges. Each Fund will bear its proportionate share of certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the applicable Trust who are not officers, directors, or employees of the Manager, any sub-adviser or any of their affiliates; fees of any pricing service employed to value shares of the Fund; SEC fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; such Fund’s proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of such Fund’s existence; except as otherwise provided herein, costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing Prospectuses and SAIs for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of the shareholders of such Fund and of the officers or Board of the applicable Trust; and any extraordinary expenses.

Each Fund will be responsible for nonrecurring expenses which may arise, including costs of litigation to which such Fund is a party and of indemnifying officers and Trustees of the applicable Trust with respect to such litigation and other expenses as determined by the Trustees.

9.            Services to Other Companies or Accounts

Each Trust understands that the Manager now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser or manager to one or more other investment companies or series of investment companies, and such Trust has no objection to the Manager so acting, provided that whenever a Fund and one or more other accounts or investment companies or portfolios advised by the Manager have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each entity. Each Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for a Fund. In addition, each Trust understands that the persons employed by the Manager to assist in the performance of the Manager’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Manager or any affiliate of the Manager to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the Manager to perform its services under this Agreement.

10.            Term of Agreement

With respect to each Fund, this Agreement shall continue for an initial period of two years commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of the applicable Trust or (b) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of the applicable Trust, who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable with respect to a Fund, without penalty, on 60 days’ written notice, by the Board of the applicable Trust or by vote of holders of a majority of the applicable Fund’s shares, or upon 90 days’ written notice, by the Manager. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

11.            Representation by the Trusts

Each Trust represents that copies of its Agreement and Declaration of Trust, together with all amendments thereto, are on file in such state where the applicable Trust is registered.

12.            Use of Names

Each Trust recognizes that directors, officers and employees of the Manager may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and trusts may include the name “CS” or “Credit Suisse” as part of their names, and that the Manager or its affiliates may enter into advisory or other agreements with such other corporations and trusts. If the Manager ceases to act as the investment adviser of a Fund, such Fund agrees that, at the Manager’s request, such Fund’s license to use the words “CS” or “Credit Suisse” will terminate and that such Fund will take all necessary action to change the name of such Fund to names not including the words “CS” or “Credit Suisse”.

13.            Miscellaneous

Notice is hereby given that this Agreement is entered into on behalf of a Fund by an officer of such Fund in his capacity as an officer and not individually. It is understood and expressly stipulated that none of the Trustees or shareholders of any Fund shall be personally liable hereunder. Neither the Trustees, officers, agents nor shareholders of any Fund assume any personal liability for obligations entered into on behalf of a Fund. All persons dealing with a Fund must look solely to the property of such Fund for the enforcement of any claims against such Fund.

Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

Very truly yours,

CREDIT SUISSE COMMODITY STRATEGY FUNDS

By:
Name: Karen Regan
Title: Secretary and Vice President

CREDIT SUISSE OPPORTUNITY FUNDS

By:
Name: Karen Regan
Title: Secretary and Vice President

CREDIT SUISSE TRUST

By:
Name: Karen Regan
Title: Secretary and Vice President

Accepted:

CREDIT SUISSE ASSET MANAGEMENT, LLC

By:
Name: John Popp
Title: Managing Director

ANNEX I

TO INVESTMENT MANAGEMENT AGREEMENT

Fund	Annual Fee Rate (as a percentage of average daily net assets of such Fund)
Credit Suisse Commodity Strategy Funds
Credit Suisse Commodity Return Strategy Fund	0.59%
Credit Suisse Gold and Income Strategy Fund	0.89%

Credit Suisse Opportunity Funds
Credit Suisse Floating Rate High Income Fund	0.79 of 1% of the first $100,000,000; 0.59 of 1% over $100,000,000
Credit Suisse Multialternative Strategy Fund	1.04%
Credit Suisse Managed Futures Strategy Fund	1.04%
Credit Suisse Strategic Income Fund	0.84%

Credit Suisse Trust
Commodity Return Strategy Portfolio	0.59%

APPENDIX D

New Investment Advisory Agreement for CIK

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

INVESTMENT ADVISORY AGREEMENT

[ ], 2023

AGREEMENT, made as of [_], 2023 between Credit Suisse Asset Management Income Fund, Inc., a Maryland corporation (the “Fund”), and Credit Suisse Asset Management, LLC, a Delaware limited liability company (the “Adviser”).

RECITALS:

WHEREAS, the Fund is a diversified, closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser is engaged principally in rendering management and investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund desires to retain the Adviser to render management and investment advisory services to the Fund in the manner and on the terms hereinafter set forth; and

WHEREAS, the Adviser is willing to provide management and investment advisory services to the Fund on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.            The Fund hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.            Subject to the supervision of the Board of Directors of the Fund (the “Board”), the Adviser will manage the portfolio of securities and investments (including cash) belonging to the Fund including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with the Fund’s investment objective, policies and restrictions as stated in the Prospectus (as defined in paragraph 4(f) of this Agreement) and subject to the following understandings:

(a)            The Adviser shall furnish a continuous investment program for the Fund and in so doing shall determine from time to time what investments or securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested as cash, and shall oversee risks of such investments;

(b)            The Adviser shall use its best judgment in the performance of its duties under this Agreement;

(c)            The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Fund’s Articles of Incorporation, Bylaws (each as defined below), Prospectus, SAI (each as defined below), annual reports to shareholders, and with the instructions and directions of the Board and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

(d)            The Adviser shall determine the securities to be purchased or sold by the Fund and as agent for the Fund will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities; in placing orders with brokers and/or dealers the Adviser intends to seek the best available price and execution for purchases and sales; the Adviser shall also determine whether or not the Fund shall enter into repurchase or reverse repurchase agreements. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other customers, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and, if applicable, to such other customers;

(e)            The Adviser shall maintain books and records with respect to the securities transactions of the Fund and shall render to the Board such periodic and special reports as the Board may reasonably request;

(f)            The Adviser shall provide the Fund’s Custodian as required with information relating to all transactions concerning the assets belonging to the Fund, except purchases of and any sales of the Fund’s Common Stock (“Fund Shares”);

(g)            The Adviser shall apprise the Board of important developments materially affecting the Fund;

(h)            The Adviser shall furnish to third-party data reporting services all currently available standardized performance information and other customary data;

(i)            The Adviser shall provide other information and services required in connection with the preparation and filing with regulatory authorities of all registration statements and Prospectuses, Prospectus supplements, SAIs, and annual, semi-annual and periodic reports to shareholders of the Fund;

(j)            The Adviser shall assist in supervising all aspects of the Fund’s operations, except those performed by other parties pursuant to written agreements with the Fund;

(k)            The Adviser shall act as liaison between the Fund and the Fund’s independent registered public accountants, counsel, custodian or custodians, transfer agent and administrator, and take all reasonable action to assure that all necessary and reasonably requested information is made available to each of them; make reports and recommendations to the Board regarding the performance of service providers; and actively participate with other relevant parties in the resolution of matters raised affecting the Fund and its operations;

(l)            The Adviser shall act as liaison with the SEC and other regulators in relation to inquiries and inspections relating to the Fund;

(m)            The Adviser shall perform certain legal duties for the Fund; retain and manage outside counsel as appropriate;

(n)            The Adviser shall provide infrastructure and support services to the Fund;

(o)            The Adviser shall perform valuation services with respect to investments held by the Fund to the extent not provided by other service providers;

(p)            The Adviser shall respond to Fund shareholder complaints and shareholder inquiries as requested by the Fund’s transfer agent; and

(q)            The Adviser shall prepare reports and provide information regarding the Fund as reasonably requested by other Fund service providers.

The investment management services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

3.            The Adviser is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain the best available price and execution, except as prescribed herein. Unless and until otherwise directed by the Board, the Adviser may also effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise.

4.            The Fund has delivered copies of each of the following documents to the Adviser and will promptly notify and deliver to it all future amendments and supplements, if any:

(a)            Articles of Incorporation of the Fund, filed with the Department of Assessments and Taxation of the State of Maryland on February 11, 1987 (such Articles of Incorporation, as presently in effect and as amended from time to time, being herein called the “Articles of Incorporation”);

(b)            Bylaws of the Fund (such Bylaws, as presently in effect and as amended from time to time, being herein called the “Bylaws”);

(c)            Certified resolutions of the Board authorizing the appointment of the Adviser and approving the form of this Agreement;

(d)            Registration Statement under the Securities Act of 1933, as amended, on Form N-2, if any, as from time to time in effect (the “Registration Statement”);

(e)            Notification of Registration of the Fund under the 1940 Act on Form N-8A as filed with the Commission on February 13, 1987 and all amendments thereto; and

(f)            Prospectus and Statement of Additional Information of the Fund, if any, as from time to time in effect (the “Prospectus” and the “SAI”, respectively).

5.            The Adviser shall authorize and permit any of its partners, agents and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of such partners, agents or employees of the Adviser.

6.            The Adviser shall keep the Fund’s books and records required to be maintained by it pursuant to paragraph 2(e) of this Agreement. The Adviser agrees that all records which it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by the Adviser with respect to the Fund by Rule 31a-1 of the Commission under the 1940 Act.

7.            The parties hereto acknowledge and agree that the Adviser may receive from the Fund “personal information,” in the context of providing services pursuant to the Agreement (“Personal Information”), as such term is defined under applicable data privacy laws or regulations (“Applicable Data Privacy Law”). The Fund acknowledges that, to the extent it has obtained Personal Information, it has obtained all such Personal Information in accordance with Applicable Data Privacy Law, and the transfer of such Personal Data to the Adviser, for the intended purposes, is permissible under Applicable Data Privacy Law. The Adviser agrees to only use such Personal Information for the purpose of performing the services for the Fund. The parties agree to negotiate in good faith any separate agreements required to enable the parties to comply with Applicable Data Privacy Law where necessary. Each party agrees that it will not “sell” (as such term is defined under Applicable Data Privacy Law) any Personal Information. The parties shall undertake administrative, technical, physical and organizational measures designed to protect against unauthorized, accidental or unlawful processing, loss, theft, interception, destruction, access, use, disclosure or similar risks to the Personal Information. The parties shall ensure that any Personal Information provided to any subsidiary of the respective parties shall comply with the terms set forth herein and understand that each respective party shall be responsible for any breach by any subsidiary of such respective party.

8.            During the term of this Agreement the Adviser will pay all expenses (including without limitation the compensation of all its partners, agents and employees serving as directors or officers of the Fund pursuant to paragraph 5 of this Agreement) incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the Fund (including taxes and brokerage commissions, if any).

9.            For the services provided and the expenses borne pursuant to this Agreement, the Fund will pay to the Adviser as full compensation therefor a fee, computed weekly and payable quarterly, at an annual rate equal to 0.50% per annum of the Average Weekly Base Amount (as defined below). This fee for each quarter will be paid to the Adviser during the month succeeding such quarter. For purposes of this Agreement, “Average Weekly Base Amount” shall mean for any quarter, the average of the lesser of (A) “Market Value” of the Fund’s outstanding shares and (B) the Fund’s net assets, in each case determined as of the last trading day for each week during that quarter. “Market Value” of the Fund’s outstanding shares will be determined as follows:

(a)            if the Fund’s shares are listed or traded on any national securities exchange or on the Nasdaq National Market, the shares shall be valued at the last sale price on the exchange or market on which they are principally traded, on the valuation date; if there is no sale on the valuation date, the shares shall be valued at the mean between the closing bid and asked price;

(b)            if the Fund’s shares are traded over-the-counter but are not listed or traded on any national securities exchange or on the Nasdaq National Market, the shares shall be valued at the last sale price on the valuation date or, if no sale occurs on that date, at the last bid price; or

(c)            if the Fund’s shares are not listed or traded on any recognized securities market or over-the-counter, the shares shall be deemed to have the same value as the underlying net assets of the Fund as of the valuation date.

Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Fund’s net assets shall be computed at the times and in the manner specified in the Fund’s Registration Statement as from time to time in effect.

10.            The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

11.            This Agreement shall become effective on the date hereof. Upon becoming effective, this Agreement shall remain in effect for an initial term of two years and shall continue in effect from year to year thereafter if such continuance is approved at least annually by (a) a majority of the outstanding voting securities (as defined in the 1940 Act) or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) vote of a majority of the Directors of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund on 60 days’ written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

12.            The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board from time to time, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

13.            This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of those Directors of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

14.            Notices of any kind to be given to the Adviser by the Fund shall be in writing and shall be duly given if mailed or delivered to the Adviser at Eleven Madison Avenue, New York, New York 10010, Attention: Chief Executive Officer, with a copy to: General Counsel or at such other address or to such other individual as shall be specified by the Adviser to the Fund in accordance with this paragraph 14. Notices of any kind to be given to the Fund by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Fund at Credit Suisse Asset Management Income Fund, Inc., Eleven Madison Avenue, New York, New York 10010, Attention: Chairman, with a copy to: Senior Vice President or at such other address or to such other individual as shall be specified by the Fund to the Adviser in accordance with this paragraph 14. The Adviser agrees to notify the Fund of any change in its membership within a reasonable time of such change.

15.            The Fund agrees that if this Agreement is terminated and the Adviser shall no longer be the adviser to the Fund, the Fund will, within a reasonable period of time, change its name to delete reference to “Credit Suisse Asset Management”.

16.            This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

17.            This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

By:
Name: Karen Regan
Title: Senior Vice President and Secretary

CREDIT SUISSE ASSET MANAGEMENT, LLC

By:
Name: John Popp
Title: Managing Director

APPENDIX E

New Investment Advisory Agreement for DHY

INVESTMENT ADVISORY AGREEMENT

CREDIT SUISSE HIGH YIELD BOND FUND

[ ], 2023

Credit Suisse Asset Management, LLC

One Madison Avenue

New York, New York 10010

Dear Sirs:

Credit Suisse High Yield Bond Fund (the “Fund”), a Delaware statutory trust, herewith confirms its agreement with Credit Suisse Asset Management, LLC, a Delaware limited liability company (the “Adviser”), as follows:

1.	Investment Description; Appointment

The Fund desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust, as may be amended from time to time, its annual reports to shareholders and its Prospectus and Statement of Additional Information, if any, as from time to time in effect (the “Prospectus” and “SAI,” respectively), and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Fund (the “Board”). Copies of the Fund’s Prospectus and SAI have been or will be submitted to the Adviser. The Fund desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2.	Services as Investment Adviser

Subject to the supervision and direction of the Board, the Adviser will:

(a)	act in strict conformity with the Fund’s Agreement and Declaration of Trust, the Investment Company Act of 1940 (the “1940 Act”) and the Investment Advisers Act of 1940, as the same may from time to time be amended;

(b)	manage and monitor the Fund’s assets in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s annual reports to shareholders, Prospectus and SAI;

(c)	make investment decisions for the Fund and oversee risks of such investments;

(d)	place purchase and sale orders for securities and other investments on behalf of the Fund;

(e)	exercise voting rights in respect of portfolio securities and other investments for the Fund;

(f)	furnish such statistical information the Fund may reasonably request with respect to the investments that the Fund may hold or contemplate purchasing;

(g)	apprise the Board of important developments materially affecting the Fund;

(h)	furnish to third-party data reporting services all currently available standardized performance information and other customary data;

(i)	provide other information and services required in connection with the preparation and filing with regulatory authorities of all registration statements and Prospectuses, Prospectus supplements, SAIs, and annual, semi-annual and periodic reports to shareholders of the Fund;

(j)	assist in supervising all aspects of the Fund’s operations, except those performed by other parties pursuant to written agreements with the Fund;

(k)	act as liaison between the Fund and the Fund’s independent registered public accountants, counsel, custodian or custodians, transfer agent and administrator, and take all reasonable action to assure that all necessary and reasonably requested information is made available to each of them; make reports and recommendations to the Board regarding the performance of service providers; and actively participate with other relevant parties in the resolution of matters raised affecting the Fund and its operations;

(l)	act as liaison with the SEC and other regulators in relation to inquiries and inspections relating to the Fund;

(m)	perform certain legal duties for the Fund; retain and manage outside counsel as appropriate;

(n)	provide infrastructure and support services to the Fund;

(o)	perform valuation services with respect to investments held by the Funds to the extent not provided by other service providers;

(p)	respond to Fund shareholder complaints and shareholder inquiries as requested by the Fund’s transfer agent; and

(q)	prepare reports and provide information regarding the Fund as reasonably requested by the Board or by other Fund service providers.

In providing those services, the Adviser will provide investment research and supervision of the Fund’s investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets.

3.	Brokerage

In executing transactions for the Fund, selecting brokers or dealers and negotiating any brokerage commission rates, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as the same may from time to time be amended) provided to the Fund and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

4.	Information Provided to the Fund

The Adviser will keep the Fund informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund from time to time with whatever information the Adviser believes is appropriate for this purpose.

Personal Information

The parties hereto acknowledge and agree that the Adviser may receive from the Fund “personal information,” in the context of providing services pursuant to the Agreement (“Personal Information”), as such term is defined under applicable data privacy laws or regulations (“Applicable Data Privacy Law”). The Fund acknowledges that, to the extent it has obtained Personal Information, it has obtained all such Personal Information in accordance with Applicable Data Privacy Law, and the transfer of such Personal Data to the Adviser, for the intended purposes, is permissible under Applicable Data Privacy Law. The Adviser agrees to only use such Personal Information for the purpose of performing the services for the Fund hereunder. The parties agree to negotiate in good faith any separate agreements required to enable the parties to comply with Applicable Data Privacy Law where necessary. Each party agrees that it will not “sell” (as such term is defined under Applicable Data Privacy Law) any Personal Information. The parties shall undertake administrative, technical, physical and organizational measures designed to protect against unauthorized, accidental or unlawful processing, loss, theft, interception, destruction, access, use, disclosure or similar risks to the Personal Information. The parties shall ensure that any Personal Information provided to any subsidiary of the respective parties shall comply with the terms set forth herein and understand that each respective party shall be responsible for any breach by any subsidiary of such respective party.

5.	Standard of Care

The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2, 3 and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this agreement (“Agreement”) relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Fund or to shareholders of the Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement.

6.	Compensation

In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Adviser an annual fee calculated at an annual rate of 1% of the first $250,000,000 and 0.75 of 1% over $250,000,000 of the average weekly value of the Fund’s total assets minus the sum of accrued liabilities (other than aggregate indebtedness constituting leverage). The fee shall be computed and payable monthly.

The fee for the period from the date of this Agreement to the end of the year shall be prorated according to the proportion that such period bears to the full yearly period. Upon any termination of this Agreement before the end of a year, the fee for such part of that year shall be prorated according to the proportion that such period bears to the full yearly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Fund’s net assets shall be computed at the times and in the manner specified in the Fund’s Prospectus or SAI.

7.	Expenses

The Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Fund will bear its proportionate share of certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Fund who are not officers, directors, or employees of the Adviser, or any of their affiliates; fees of any pricing service employed to value shares of the Fund; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund’s proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of the shareholders of the Fund and of the officers or Board; and any extraordinary expenses.

The Fund will be responsible for nonrecurring expenses which may arise, including costs of litigation to which the Fund is a party and of indemnifying officers and Trustees of the Fund with respect to such litigation and other expenses as determined by the Trustees.

8.	Services to Other Companies or Accounts

The Fund understands that the Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and to one or more other investment companies or series of investment companies, and the Fund has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts or investment companies or portfolios advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each entity. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund. In addition, the Fund understands that the persons employed by the Adviser to assist in the performance of the Adviser’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the Adviser to perform its services under this Agreement.

9.	Term of Agreement

With respect to the Fund, this Agreement shall continue for an initial period of two years commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board or (b) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board, who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable with respect to the Fund, without penalty, on 60 days’ written notice, by the Board or by vote of holders of a majority of the Fund’s shares, or upon 90 days’ written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

10.	Representation by the Fund

The Fund represents that a copy of its Agreement and Declaration of Trust, together with all amendments thereto, is on file in such state where the Fund is registered.

11.	Use of Names

The Fund recognizes that directors, officers and employees of the Adviser may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and trusts may include the name “CS” or “Credit Suisse” as part of their names, and that the Adviser or its affiliates may enter into advisory or other agreements with such other corporations and trusts. If the Adviser ceases to act as the investment adviser of the Fund, the Fund agrees that, at the Adviser’s request, the Fund’s license to use the words “CS” or “Credit Suisse” will terminate and that the Fund will take all necessary action to change the name of the Fund to names not including the words “CS” or “Credit Suisse”.

12.	Miscellaneous

Notice is hereby given that this Agreement is entered into on behalf of the Fund by an officer of the Fund in his capacity as an officer and not individually. It is understood and expressly stipulated that none of the Trustees or shareholders of the Fund shall be personally liable hereunder. Neither the Trustees, officers, agents nor shareholders of the Fund assume any personal liability for obligations entered into on behalf of the Fund. All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund.

Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

Very truly yours,

CREDIT SUISSE HIGH YIELD BOND FUND

By:
Name: Karen Regan
Title: Senior Vice President and Secretary

Accepted:

CREDIT SUISSE ASSET MANAGEMENT, LLC

By:
Name: John Popp
Title: Managing Director

APPENDIX F

New Sub-Advisory Agreement for the Strategic Income Fund

Sub-Advisory Agreement

[__], 2023

Credit Suisse Asset Management, LLC
Credit Suisse Asset Management Limited

Credit Suisse Asset Management Limited
One Cabot Square
London E14 4QJ
United Kingdom

Dear Sirs:

Credit Suisse Asset Management, LLC (the “Adviser”), a Delaware limited liability company, herewith confirms its agreement with Credit Suisse Asset Management Limited (the “Sub-Adviser”), a company incorporated in England with limited liability, as follows:

1.            Investment Description; Appointment. The Adviser and Credit Suisse Opportunity Funds (the “Trust”), a Delaware statutory trust, have entered into an Investment Management Agreement dated as of [__], 2023 (the “Management Agreement”), pursuant to which the Adviser acts as investment adviser with respect to Credit Suisse Strategic Income Fund (the “Fund”), a series of the Trust. The Management Agreement authorizes the Adviser to engage a sub-adviser to provide advisory services with respect to the Fund. The Adviser desires to employ and hereby appoints the Sub-Adviser to act as its sub-adviser upon the terms set forth in this Agreement. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth below for the compensation provided for herein.

2.            Services as Sub-Adviser. The Sub-Adviser will provide investment advisory and portfolio management advice to all or that portion of the Fund’s assets designated by the Adviser from time to time (the “Assets”). The Adviser will inform the Sub-Adviser, on a monthly basis, of any changes to the amount of Assets. Subject to the supervision and direction of the Board of Trustees of the Trust and the Adviser, the Sub-Adviser will (a) act in strict conformity with the Trust’s Agreement and Declaration of Trust, the Investment Company Act of 1940 (the “1940 Act”) and the Investment Advisers Act of 1940 (the “Advisers Act”), as the same may from time to time be amended, (b) manage the Assets in accordance with the Fund’s investment objective and policies as stated in the Fund’s Prospectus(es) and Statement(s) of Additional Information (the “Prospectus” and “SAI”, respectively) and investment parameters provided by the Adviser in writing from time to time, (c) make investment decisions for the Fund with respect to the Assets, (d) place purchase and sale orders for securities on behalf of the Fund with respect to the Assets, and (e) exercise voting rights in respect of the Assets for the Fund. In providing those services, the Sub-Adviser will provide investment research and supervision of the Assets and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Assets. In addition, the Sub-Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

Copies of the Prospectus and SAI have been or will be submitted to the Sub-Adviser. The Adviser agrees to promptly provide the Sub-Adviser with copies of all amendments to the Prospectus and SAI on an ongoing basis. The Adviser will incorporate the Fund into its monitoring program and provide quarterly reports to the Sub-Adviser relating to surveillance and investment guideline monitoring. Additionally the Adviser will provide a monthly report to the Sub-Adviser stating the amount of assets under management the Sub-Adviser is managing for the Fund.

The Sub-Adviser may enter into, make and perform such contracts, agreements and other undertakings as may be required to give effect to the powers delegated herein.

The Sub-Adviser will not have custody over the Assets at any time. For the avoidance of doubt the Sub-Adviser shall not hold client assets (including client money) as defined by the Financial Services Authority (“FSA”). The Fund’s custodian is not an agent selected by the Sub-Adviser and the Sub-Adviser does not accept any liability for any default by the Fund’s custodian and is not bound to supervise the Fund’s custodian. The Adviser shall instruct the Fund’s custodian to provide the Sub-Adviser with such details of the Assets as the Sub-Adviser may require.

3.            Brokerage. In executing transactions for the Fund, selecting brokers or dealers and negotiating any brokerage commission rates, the Sub-Adviser will use its best efforts to seek the best overall terms available in accordance with the Credit Suisse Global and UK Best Execution Policies (the “Best Execution Policies”) and all applicable laws and regulations, including the requirements of the FSA. By entering into this agreement the Adviser confirms its acceptance of the Best Execution Policies in its own right and on behalf of its clients. If there are any changes to the Best Execution Policies, revised details will be posted on the Sub-Adviser’s website and, if the Adviser continues to use the Sub-Adviser’s services after that period, it will be deemed to have consented to the change of policy. Where such a change to the Best Execution Policy is a material change, the Sub-Adviser shall notify the Adviser in writing prior to the change being effected. To the extent that the Adviser provides the Sub-Adviser with a specific instruction in relation to an order or any part of an order including selecting to execute on a particular venue, in following the Adviser’s instructions the Sub-Adviser will be deemed to have taken all reasonable steps to provide the best possible result in respect of that order or aspect of the order. By entering into this Agreement, the Adviser expressly consents to the Sub-Adviser executing orders outside a regulated market or multi-lateral trading facility (as those terms are defined in the FSA Rules). In assessing the best overall terms available for any portfolio transaction, the Sub-Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Sub-Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as the same may from time to time be amended) provided to the Fund and/or other accounts over which the Sub-Adviser or an affiliate exercises investment discretion.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other investment advisory clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by the Credit Suisse Global Allocation Policy applicable laws and regulations, including the requirements of the FSA, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner that is fair and equitable, in the judgment of the Sub-Adviser, in the exercise of its fiduciary obligations to the Fund and to such other clients, and in accordance with the Credit Suisse Global Allocation Policy. The Sub-Adviser shall provide to the Adviser and the Fund all information reasonably requested by the Adviser and the Fund relating to the decisions made by the Sub-Adviser regarding allocation of securities purchased or sold, as well as the expenses incurred in a transaction, among the Fund and the Sub-Adviser’s other investment advisory clients.

4.            Information Provided to the Fund. The Sub-Adviser will keep the Fund informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose.

5.            Standard of Care. The Sub-Adviser shall exercise its best judgment in rendering the services listed in Sections 2, 3 and 4 above. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser or the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement.

6.            Compensation. In consideration of the services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser an annual fee calculated at an annual rate of 0.15% of the Fund’s average daily net assets. Such fee shall be calculated and payable monthly.

The fee for the period from the date of this Agreement to the end of the year shall be prorated according to the proportion that such period bears to the full yearly period. Upon any termination of this Agreement before the end of a year, the fee for such part of that year shall be prorated according to the proportion that such period bears to the full yearly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Adviser, the value of the Fund’s net assets shall be computed at the times and in the manner specified in the Fund’s Prospectus or SAI.

7.            Expenses. The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement.

8.            Services to Other Companies or Accounts. It is understood that the services of the Sub-Adviser are not exclusive and that the Sub-Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and to one or more other investment companies or series of investment companies, provided that whenever the Fund and one or more other accounts or investment companies or portfolios advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each entity. In some cases this procedure may adversely affect the size of the position obtainable for the Fund. In addition, it is understood that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement.

9.            Term of Agreement. This Agreement shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, provided that in either event the continuance is also approved by a majority of the Board of Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Fund or any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, by the Board of Trustees of the Trust or by vote of holders of a majority of the Fund’s shares on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, by the Adviser on ninety (90) days’ written notice to the Fund and the Sub-Adviser, and by the Sub-Adviser on ninety (90) days’ written notice to the Fund and the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the1940 Act) by any party hereto.

10.            Customer Status. Under the rules of the FSA (the “FSA Rules”), customers must be placed in specific categories which are dictated by different considerations including the nature and financial description of the customer, the experience of the customer in certain investments and other factors. On the basis of the information which the Adviser has given, each of the Adviser and the Fund shall be treated as a “Professional Client” (as defined in the FSA Rules) in relation to the services to be provided in accordance with this Agreement. Each of the Adviser and the Fund has the right to request to be treated as a “Retail Client” (as defined in the FSA Rules). If the Sub-Adviser agrees, at its sole discretion, to categorize the Adviser or the Fund as a Retail Client, the Adviser or the Fund, as the case may be, would benefit from the higher level of protection that is afforded to such type of client under the regulatory system of the United Kingdom.

11.            Miscellaneous

(a)            This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York in the United States, including choice of law principles; provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or any applicable rules, regulations or orders of the Securities and Exchange Commission.

(b)            The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions herein or otherwise affect their construction or effect.

(c)            If any provision of this Agreement shall be held or made invalid by a court decision, by statute or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(d)            Nothing herein shall be construed to make the Sub-Adviser an agent of the Advisor.

(e)            This Agreement may be executed in counterparts, with the same effect as if the signatures were upon the same instrument.

Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

Very truly yours,

Credit Suisse Asset Management, LLC

By:
	Name:	John G. Popp
	Title:	Managing Director

Accepted:

Credit Suisse Asset Management Limited

By:
	Name:	Andrew H. Marshak
	Title:	Managing Director

By:
	Name:	Robert Brazier
	Title:	Vice President Legal

APPENDIX G

Advisory and Sub-Advisory Fee Rates Under Prior Advisory Agreements

Prior Investment Advisory Agreements

Open-End Funds

Fund	Annual Fee Rate (as a percentage of average daily net assets of such Fund) (computed and paid monthly)
Credit Suisse Commodity Return Strategy Fund	0.59%

Credit Suisse Floating Rate High Income Fund	0.79 of 1% of the first $100,000,000; 0.59 of 1% over $100,000,000

Credit Suisse Multialternative Strategy Fund	1.04%

Credit Suisse Managed Futures Strategy Fund	1.04%

Credit Suisse Strategic Income Fund	0.84%

Commodity Return Strategy Portfolio	0.59%

Closed End Funds

Fund	Advisory Fee Rate
Credit Suisse Asset Management Fund, Inc.

The Manager receives a fee computed weekly and payable quarterly, at an annual rate equal to 0.50% per annum of the Average Weekly Base Amount. This fee for each quarter will be paid to the Manager during the month succeeding such quarter. The “Average Weekly Base Amount” shall mean for any quarter, the average of the lesser of (A) “Market Value” of the Fund’s outstanding shares and (B) the Fund’s net assets, in each case determined as of the last trading day for each week during that quarter. “Market Value” of the Fund’s outstanding shares will be determined as follows:

a.     if the Fund’s shares are listed or traded on any national securities exchange or on the Nasdaq National Market, the shares shall be valued at the last sale price on the exchange or market on which they are principally traded, on the valuation date; if there is no sale on the valuation date, the shares shall be valued at the mean between the closing bid and asked price;

b.     if the Fund’s shares are traded over-the-counter but are not listed or traded on any national securities exchange or on the Nasdaq National Market, the shares shall be valued at the last sale price on the valuation date or, if no sale occurs on that date, at the last bid price; or

c.     if the Fund’s shares are not listed or traded on any recognized securities market or over- the-counter, the shares shall be deemed to have the same value as the underlying net assets of the Fund as of the valuation date

G-1

Fund	Advisory Fee Rate
Credit Suisse High Yield Bond Fund	The Manager receives an annual fee calculated at an annual rate of 1% of the first $250,000,000 and 0.75 of 1% over $250,000,000 of the average weekly value of the Fund’s total assets minus the sum of accrued liabilities (other than aggregate indebtedness constituting leverage). The fee shall be computed and payable monthly

Prior Sub-Advisory Agreement

Fund	Annual Fee Rate (as a percentage of average daily net assets of such Fund) (computed and paid monthly)
Credit Suisse Strategic Income Fund	0.15%

G-2

APPENDIX H

5% Share Ownership

The following person(s) owned of record or were known by the applicable Fund to beneficially own 5% or more of a Fund’s shares (or class of shares, if applicable) as of June 23, 2023 (the Record Date).

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percentage of Each Class Based on Shares Outstanding as of the Record Date
CREDIT SUISSE COMMODITY RETURN STRATEGY FUND
Class A
[ ]	[ ]	[ ]
Class C
[ ]	[ ]	[ ]
Class I
[ ]	[ ]	[ ]
CREDIT SUISSE FLOATING RATE HIGH INCOME FUND
Class A
[ ]	[ ]	[ ]
Class C
[ ]	[ ]	[ ]
Class I
[ ]	[ ]	[ ]
CREDIT SUISSE STRATEGIC INCOME FUND
Class A
[ ]	[ ]	[ ]
Class C
[ ]	[ ]	[ ]
Class I
[ ]	[ ]	[ ]
CREDIT SUISSE MANAGED FUTURES STRATEGY FUND
Class A
[ ]	[ ]	[ ]
Class C
[ ]	[ ]	[ ]
Class I
[ ]	[ ]	[ ]

H-1

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percentage of Each Class Based on Shares Outstanding as of the Record Date
CREDIT SUISSE MULTIALTERNATIVE STRATEGY FUND
Class A
[ ]	[ ]	[ ]
Class I
[ ]	[ ]	[ ]
COMMODITY RETURN STRATEGY PORTFOLIO
Class 1
[ ]	[ ]	[ ]
Class 2
[ ]	[ ]	[ ]
CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
[ ]	[ ]	[ ]
CREDIT SUISSE HIGH YIELD BOND FUND
[ ]	[ ]	[ ]

H-2

APPENDIX I

Equity Securities Owned by Directors/Trustees and Executive Officers

The following table shows the amount of equity securities beneficially owned by the Directors/Trustees of each Fund as of June 9, 2023:

Name	Fund Name	Aggregate Dollar Range of Shares in Each Fund*(1)	Shares Beneficially Owned(1)	Percentage of Outstanding Shares of Class Owned (Name of Class)
Laura DeFelice	Credit Suisse Commodity Return Strategy Fund	B	86	[ ]
	Credit Suisse Floating Rate High Income Fund	C	5,721	[ ]
	Credit Suisse Managed Futures Strategy Fund	B	627	[ ]
	Credit Suisse Multialternative Strategy Fund	C	2,732	[ ]
	Credit Suisse Strategic Income Fund	C	3,939	[ ]
Mahendra Gupta	Credit Suisse Floating Rate High Income Fund	D	9,327	[ ]
	Credit Suisse Strategic Income Fund	D	6,334	[ ]
Samantha Kappagoda	None	–	–	–
John Popp	Credit Suisse High Yield Bond Fund	C	19,500	[ ]
Steven Rappaport	Credit Suisse Commodity Return Strategy Fund	C	1,143	[ ]
	Credit Suisse Floating Rate High Income Fund	C	5,138	[ ]
	Credit Suisse Managed Futures Strategy Fund	C	2,561	[ ]
	Credit Suisse Multialternative Strategy Fund	C	2,764	[ ]
	Credit Suisse Strategic Income Fund	C	2,631	[ ]
	Credit Suisse Asset Management Income Fund, Inc.	E	69,829	[ ]
	Credit Suisse High Yield Bond Fund	E	301,734	[ ]

* Key to Dollar Ranges:

A. None

B. $1 - $10,000

C. $10,001 - $50,000

D. $50,001 - $100,000

E. Over $100,000

(1)   Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act.

[As of [     ], 2023, all Directors/Trustees and executive officers of each Fund as a group owned less than 1% of the outstanding shares of each Fund.]

I-1

APPENDIX J

Fees Paid to the Manager, Credit Suisse UK and CSSU

Fund	Aggregate Advisory Fee to the Manager (after waivers, if any)	Aggregate Sub-Advisory Fee to Credit Suisse UK (after waivers, if any)	Aggregate Distribution Services Fee Paid to CSSU	Fiscal Year Ended
Credit Suisse Commodity Return Strategy Fund	$13,732,609	-	$197,336	10/31/22
Credit Suisse Floating Rate High Income Fund	$18,958,511	-	$920,795	10/31/22
Credit Suisse Strategic Income Fund	$3,790,278	$412,205	$416,282	10/31/22
Credit Suisse Managed Futures Strategy Fund	$4,535,762	-	$59,424	10/31/22
Credit Suisse Multialternative Strategy Fund	$1,033,788	-	$15,777	10/31/22
Commodity Return Strategy Portfolio	$3,973,550	-	$105,635	12/31/22
Credit Suisse Asset Management Income Fund, Inc.	$754,461	-	-	12/31/22
Credit Suisse High Yield Bond Fund	$3,124,199	-	-	10/31/22

J-1

APPENDIX K

Principal Executive Officers and Directors of Credit Suisse and Credit Suisse UK

Credit Suisse

Name	Principal Occupation with Credit Suisse	Position with the Funds (if applicable)	Address
Lou Anne McInnis	Director	Chief Legal Officer	Eleven Madison Avenue New York, New York 10010
Karen Regan	Vice President	Vice President and Secretary (Open-End Funds) Senior Vice President and Secretary (CIK and DHY)	Eleven Madison Avenue New York, New York 10010
Omar Tariq	Director	Chief Financial Officer and Treasurer	Eleven Madison Avenue New York, New York 10010
Thomas J. Flannery	Managing Director	Chief Investment Officer (CIK and DHY)	Eleven Madison Avenue New York, New York 10010
John Popp	Managing Director and Global Head and Chief Investment Officer of Credit Investments Group	Director/Trustee	Eleven Madison Avenue New York, New York 10010
Michael Rongetti	Chief Executive Officer	N/A	Eleven Madison Avenue New York, New York 10010
Maura Miller	Managing Director and Chief Compliance Officer	N/A	Eleven Madison Avenue New York, New York 10010
Dmitri Shadrin	Chief Operating Officer	N/A	Eleven Madison Avenue New York, New York 10010

Credit Suisse UK

Name	Principal Occupation with Credit Suisse UK	Position with the Funds (if applicable)	Address
Jo McCaffrey	President	N/A	One Cabot Square London E14 4QJ, United Kingdom
Paul Hare	Company Secretary	N/A	One Cabot Square London E14 4QJ, United Kingdom
Marc Berryman	Chief Operating Officer and Director	N/A	One Cabot Square London E14 4QJ, United Kingdom

K-1

CREDIT SUISSE STRATEGIC INCOME FUND Eleven Madison Avenue, Floor 2B New York, New York 10010 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF CREDIT SUISSE OPPORTUNITY FUNDS The undersigned shareholder of the above-mentioned fund hereby appoints Lou Anne McInnis, Omar Tariq and Karen Regan, each with the full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments, postponements or delays thereof, all shares of the above-mentioned Fund, the "Fund") that the undersigned is entitled to vote at the joint special meeting of shareholders of the Credit Suisse Funds (the “Joint Special Meeting”) to be held at the offices of Credit Suisse Asset Management, LLC, Eleven Madison Avenue, [Floor 2B,] New York, New York 10010, on August 24, 2023 at 4:00 p.m. Eastern Time. IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 24, 2023. The Notice of Joint Special Meeting of Shareholders, Joint Proxy Statement and Form(s) of Proxy Card are available at vote.proxyonline.com/CSAM/Proxy2023.pdf. Please see the Joint Proxy Statement or call (877)674-6273 for information on how to obtain directions to be able to attend and vote in person at the Joint Special Meeting. Questions? If you have any questions about how to vote your proxy or about the Joint Special Meeting, please call toll-free (877) 674-6273. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative. Vote on the internet PROXY CARD VOTER PROFILE: Voter ID: Security ID: Shares to Vote: Household ID: VOTE REGISTERED TO: Voter Control Number: 123456789012 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SIGN, DATE AND VOTE ON THE REVERSE SIDE or VOTE USING ANY OF THE BELOW OPTIONS: Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours a day. Vote by phone vote.proxyonline.com (877) 674-6273 Toll Free Vote by mail Postage-Paid Mail Mail your signed and voted proxy back in the postage paid envelope provided. 23-18921-1 C1.1 P68

- 2 - CREDIT SUISSE STRATEGIC INCOME FUND YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE JOINT PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED ABOVE. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. BY VOTING, THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT SPECIAL MEETING AND JOINT PROXY STATEMENT. TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ● FOR AGAINST ABSTAIN 1. To approve a new investment advisory agreement between your Fund and Credit Suisse Asset Management, LLC. o o o 2. To approve a new sub-advisory agreement between Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Limited. o o o PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE OR VOTE BY USING ANY OF THE OTHER CONVENIENT OPTIONS ON THE FRONT SIDE OF THIS PROXY CARD. THANK YOU FOR VOTING. Mail ID: CUSIP: Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title. _______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE _______________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE PROXY CARD 23-18921-1 C1.1 P69

[FUND NAME] Eleven Madison Avenue, Floor 2B New York, New York 10010 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF [DIRECTORS/TRUSTEES] OF [CREDIT SUISSE COMMODITY STRATEGY FUNDS/CREDIT SUISSE OPPORTUNITY FUNDS/CREDIT SUISSE TRUST/CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC./CREDIT SUISSE HIGH YIELD BOND FUND] The undersigned shareholder of the above-mentioned fund hereby appoints Lou Anne McInnis, Omar Tariq and Karen Regan, each with the full power ofsubstitution, and hereby authorizesthemto represent and vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments, postponements or delays thereof, all shares of the above-mentioned Fund, the "Fund") that the undersigned is entitled to vote at the joint special meeting of shareholders of the Credit Suisse Funds (the “Joint Special Meeting”) to be held at the offices of Credit Suisse Asset Management, LLC, Eleven Madison Avenue, [Floor 2B,] New York, New York 10010, on August 24, 2023 at 4:00 p.m. Eastern Time. IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 24, 2023. The Notice of Joint Special Meeting of Shareholders, Joint Proxy Statement and Form(s) of Proxy Card are available at vote.proxyonline.com/CSAM/Proxy2023.pdf. Please see the Joint Proxy Statement or call (877) 674-6273 for information on how to obtain directions to be able to attend and vote in person at the Joint Special Meeting. Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative. Vote on the internet PROXY CARD VOTER PROFILE: Voter ID: Security ID: Shares to Vote: Household ID: VOTE REGISTERED TO: Voter Control Number: 123456789012 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SIGN, DATE AND VOTE ON THE REVERSE SIDE or VOTE USING ANY OF THE BELOW OPTIONS: Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours a day. Vote by phone vote.proxyonline.com (877) 674-6273 Toll Free Vote by mail Postage-Paid Mail Mail your signed and voted proxy back in the postage paid envelope provided. 23-18921-1 C1.1 P70

- 2 - Questions? If you have any questions about how to vote your proxy or about the Joint Special Meeting, please call toll-free (877) 674-6273. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. [Fund Name] YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE JOINT PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED ABOVE. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. BY VOTING, THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT SPECIAL MEETING AND JOINT PROXY STATEMENT. TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ● FOR AGAINST ABSTAIN 1. To approve a new investment advisory agreement between your Fund and Credit Suisse Asset Management, LLC. o o o PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE OR VOTE BY USING ANY OF THE OTHER CONVENIENT OPTIONS ON THE FRONT SIDE OF THIS PROXY CARD. THANK YOU FOR VOTING. Mail ID: CUSIP: Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title. _______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE _______________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE PROXY CARD 23-18921-1 C1.1 P71